UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)
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Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
TEAM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-16(i)(1) and 0-11.

13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(281) 331-6154
Notice of 2025 Annual Meeting of Shareholders and Proxy Statement

April 29, 2025
To Our Shareholders:

On behalf of our Board of Directors, it is my pleasure to invite you to attend the 2025 Annual Meeting of Shareholders of Team, Inc. (the “Annual Meeting”) which will be held on Wednesday, June 18, 2025, at 9:00 a.m., Central Time at our headquarters located at 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478.

In addition to the Proxy Statement, you should have also received a copy of our Annual Report on Form 10-K for the year ended December 31, 2024. We encourage you to read the Annual Report on Form 10-K. It includes information about our operations as well as our audited, consolidated financial statements. If you did not receive a copy of our Annual Report on Form 10-K, it, along with this Proxy Statement, are available on our website at www.teaminc.com, under our “Investors” page.

Please use this opportunity to take part in the affairs of our company by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please sign, date and return the accompanying proxy card in the postage-paid envelope provided or vote electronically via the Internet or by telephone. See “About the Annual Meeting—How do I vote by proxy?” in the Proxy Statement for more details. Instructions for each type of voting are included with the instructions on your proxy card and the Notice of Internet Availability of Proxy Materials. Returning the proxy card or voting instruction form or submitting your proxy or voting instruction electronically does not deprive you of your right to attend the Annual Meeting and to vote your shares in person during the Annual Meeting. However, if your shares are held through a broker or other nominee, you must obtain a legal proxy from the record holder of your shares in order to vote at the Annual Meeting.
Thank you for your interest in our Company.

Sincerely,

Keith Tucker
Chief Executive Officer

TEAM, INC.
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS

Time and Date:	9:00 a.m. Central Time on June 18, 2025

Location:	13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478

Items of Business:	•	Proposal One—Election of directors;

	•	Proposal Two—Advisory vote on Named Executive Officer compensation;

	•	Proposal Three—Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2025;

	•	Proposal Four—Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation relating to removal of directors for cause; and

	•	Such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

Documents:
Under U.S. Securities and Exchange Commission rules, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a Proxy Statement, a proxy card, and our 2024 Annual Report on Form 10-K for the year ended December 31, 2024 and by notifying you of the availability of our proxy materials on the Internet. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 are available on our website at www.teaminc.com, under our Investors page.

Record Date:	The shareholders of record of our common stock, par value $0.30 per share (“Common Stock”), as of the close of business on April 22, 2025, will be entitled to vote at the 2025 Annual Meeting of Shareholders of Team, Inc. (the “Annual Meeting”), or any adjournment thereof. A complete list of shareholders of record of our Common Stock entitled to vote at the Annual Meeting will be maintained in our principal executive offices at 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478 for ten days prior to the Annual Meeting and will also be available during the Annual Meeting.

Proxy Voting:
To ensure your shares are voted, you may vote your shares by completing, signing and returning the accompanying proxy card by mail or over the Internet or by telephone, both of which are described on your enclosed proxy card. The voting procedures are described on page 1 in “General - About the Annual Meeting” of this Proxy Statement and on the proxy card.

Proxy Distribution:	We are mailing a full set of our printed proxy materials to shareholders on or about April 29, 2025.

IMPORTANT - NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 are available to our shareholders free of charge on our website at www.teaminc.com, under our “Investors” page.

Table of Contents

Page
General	1
About the Annual Meeting	1
Proposal One—Election of directors	5
Proposal Two— Advisory vote on Named Executive Officer Compensation	7
Proposal Three—Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting for the year ending December 31, 2024	8
Proposal Four—Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation	9
Corporate Governance	11
The Board of Directors and Its Committees	18
Compensation of Directors	24
Executive Officers	25
Executive Compensation	26
Summary Compensation Table	30
Outstanding Equity Awards at 2024 Year-End	35
Pay Versus Performance	38
Equity Compensation Plan Information	40
Holdings of Major Shareholders, Officers and Directors	41
Transactions with Related Persons	43
Audit Committee Report	44
Information on Independent Public Accountants	45
Annual Report on Form 10-K	45
Delivery of Proxy Materials to Shareholders Sharing an Address	45
Shareholder Proposals for Next Year’s Annual Meeting	46
Other Business	47
Appendix A: Certificate of Amendment of Amended and Restated Certificate of Incorporation of Team, Inc.	A-1

TEAM, INC.
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
__________________________

PROXY STATEMENT
GENERAL

These proxy materials are being furnished to you in connection with the solicitation of proxies by the Board of Directors of Team, Inc. for use at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, June 18, 2025 at 9:00 a.m. Central Time. This Proxy Statement, the accompanying proxy card and the 2024 Annual Report on Form 10-K for the year ended December 31, 2024 (“Annual Report”) were first mailed to our shareholders on or about April 29, 2025. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters to be brought before the Annual Meeting. Please read it carefully.

In accordance with rules promulgated by the U.S. Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a Proxy Statement, a proxy card and our Annual Report and by notifying you of the availability of our proxy materials on the Internet. This Proxy Statement and our Annual Report are available on our website at www.teaminc.com, under the “Investors” page. Our Annual Report does not form a part of the material for the solicitation of proxies.

Unless otherwise indicated, the terms “Team, Inc.,” “Team,” “the Company,” “we,” “our” and “us” are used in these proxy materials to refer to Team, Inc. We are incorporated in the state of Delaware and our company website can be found at www.teaminc.com. Our stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “TISI.”

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

The Board of Directors of Team, Inc. (the “Board”) is soliciting your vote in connection with our Annual Meeting.

What is the purpose of the Annual Meeting?

The meeting will be our regular Annual Meeting of Shareholders. You will be voting on the following matters at our Annual Meeting:
1.Proposal One—Election of directors;

2.Proposal Two—Advisory vote on Named Executive Officer compensation;

3.Proposal Three—Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

4.Proposal Four—Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation relating to removal of directors for cause; and

5.Such other business as may properly come before the Annual Meeting, or any adjournment or postponement of the meeting.

How does the Board of Directors recommend I vote?
The Board recommends that you vote your shares as follows:
Proposal One—“FOR” the election of J. Michael Anderson and Jeffrey G. Davis as Class III directors;

Proposal Two—“FOR” the approval, on an advisory basis, of Team, Inc.’s compensation of its Named Executive Officers as disclosed in this Proxy Statement;

Proposal Three—“FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

Proposal Four—“FOR” the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation relating to removal of directors for cause.
Who is entitled to vote at the Annual Meeting?
The Board has set April 22, 2025 as the record date for the Annual Meeting (the “Record Date”). All shareholders who owned our common stock, par value $0.30 per share (the “Common Stock”), at the close of business on the Record Date may attend and vote at the Annual Meeting. See “How do I vote by proxy?” below for other ways you can vote if you do not plan on attending the Annual Meeting in person.
How many votes can be cast by all shareholders?
Each share of Common Stock is entitled to one vote on all matters before the Annual Meeting. There is no cumulative voting. There were 4,493,391 shares of Common Stock outstanding and entitled to vote at the close of business on the Record Date. There is no shareholder statutory right of appraisal or dissent with respect to any matters to be voted on at the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

A majority of the outstanding shares of Common Stock as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and to conduct business. This is called a “quorum.” If a quorum is not present at the scheduled time of the Annual Meeting, the chairperson of the meeting is authorized by our Amended and Restated Bylaws (“Bylaws”) to adjourn the meeting without the vote of shareholders. Your shares are counted as present at the Annual Meeting if you are present at the Annual Meeting and vote in person, a proxy card has been properly submitted by you or on your behalf, or you have voted on the Internet or by telephone. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. A “broker non-vote” is a share of Common Stock that is beneficially owned by a person or entity and held by a broker or other nominee, but for which the broker or other nominee (i) lacks the discretionary authority to vote on certain matters and (ii) has not received voting instructions from the beneficial owner in respect of these specific matters.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
How many votes are required to approve each proposal in this Proxy Statement?

Election of Directors. Directors are elected by a majority of the votes cast with respect to such director in uncontested elections, such that a nominee for director will be elected to the Board if the votes cast FOR the nominee’s election exceed the votes cast AGAINST such nominee’s election. Abstentions and broker non-votes are not counted as votes cast FOR the election of directors and, therefore, will have no effect on the outcome of such election. Even if a nominee in an uncontested election is not re-elected, he or she will remain in office as a director until his or her earlier resignation or removal. Each of the current director nominees has signed a letter of resignation that will be effective if the nominee is not re-elected at this meeting. The Board will decide whether to accept the director’s resignation in accordance with the procedures listed in the Company’s Corporate Governance Principles, which are available on our website at www.teaminc.com.

Advisory Vote on Named Executive Officers Compensation. To be approved, this Proposal requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote on this Proposal. Broker non-votes are not entitled to vote on this Proposal and, therefore, will have no effect on the outcome of such vote; however, for shareholders who attend the Annual Meeting, abstentions will have the effect of a vote AGAINST this Proposal. Although a vote on this Proposal is advisory and not binding on the Board or the Company, our Compensation Committee will take into account the outcome of this vote in evaluating the compensation program for our Named Executive Officers (as defined below).

Ratification of Appointment of KPMG LLP. To be approved, this Proposal requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote on this Proposal. For shareholders who attend the Annual Meeting, abstentions will have the effect of a vote AGAINST this Proposal. Because this Proposal is a “routine” matter, broker non-votes are not expected for this Proposal.

Approval of the Charter Amendment (as defined below). To be approved, this Proposal requires the affirmative vote of at least two-thirds of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting, in person or by proxy. Abstentions and broker non-votes will have the effect of a vote AGAINST this Proposal.

Other Matters. An affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote on the matter is generally required for action of any other matters that may properly come before the Annual Meeting.

How do I vote by proxy without attending the Annual Meeting?

You may vote your shares in person during the Annual Meeting or you may vote your shares before the Annual Meeting via the Internet, by telephone, or by mail. If you vote by the Internet, by telephone or plan to vote in person, you do not need to mail in a proxy card or voting instructions.

It is important that your shares be represented and voted at the Annual Meeting of Shareholders. You can vote your shares in one of three ways:

By Internet - Visit https://www.investorvote.com/TISI before the Annual Meeting. You will need the control number in your notice, proxy card of voting instruction form.

By Telephone - Dial toll-free 1-866-641-4276 or the telephone number on your voting instruction form. You will need the control number in your proxy card or voting instruction form.

By Mail - Complete, sign and return the proxy card or voting instruction form using the enclosed postage-paid envelope.

Shares Registered in Street Name: If you hold your shares of Common Stock in street name, which means your shares are held of record by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee on how to vote your shares without attending the Annual Meeting. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone. In addition, if you received a printed copy of this Proxy Statement, you may submit your voting instructions by completing, dating and signing the voting instruction form that was included with this Proxy Statement and promptly returning it in the enclosed postage-paid envelope.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing and returning the proxy card or voting instruction form as promptly as possible, or by voting by telephone or via the Internet, prior to the Annual Meeting to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. If your shares are held in “street name” with a broker or similar party, you have a right to direct that broker or similar party on how to vote the shares held in your account. You will need to contact your broker to determine whether you will be able to vote using one of these alternative methods.

How will my shares be voted on the proposals at the Annual Meeting?

The shares of Common Stock represented by all properly submitted proxies will be voted at the Annual Meeting as instructed. If you return your signed proxy card or voting instruction card but do not mark selections, it will be voted in accordance with the recommendations of the Board. The Board has designated James C. Webster and Matthew Acosta to serve as proxies. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, your shares will be voted in accordance with your instructions.

If you are a beneficial owner and hold your shares in “street name” (that is, in the name of or through a broker, bank or other nominee) and do not return the voting instruction card, the broker or other nominee will determine if it has the discretionary authority to vote on each matter voted upon at the Annual Meeting. Under applicable rules, brokers have the discretion to vote on routine matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine” except for Proposal Three, to ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2025. Thus, your broker, bank or other nominee would not be able to vote on such “non-routine” matters in Proposals One, Two and Four. If your shares are held in street name, your broker, bank or other nominee will include a voting instruction card with this Proxy Statement. We strongly encourage you to vote your shares by following the instructions provided on the voting instruction card. Please return your proxy card to your broker, bank or other nominee and contact the person responsible for your account to ensure that a proxy card is voted on your behalf.

How are abstentions and broker non-votes counted?

In tabulating the voting result for Proposal One, assuming a quorum is obtained, abstentions and broker non-votes are not counted as votes cast and therefore have no effect on the outcome of such approval. In tabulating the voting result for Proposal Two, broker non-votes are not entitled to vote on such Proposal and have no effect on the outcome of such vote. Abstentions are counted as voting power represented at the Annual Meeting and entitled to vote on such Proposals and are counted as a vote AGAINST Proposals Two and Three. Because Proposal Three is a “routine” matter, broker non-votes are not expected for Proposal Three. In tabulating the voting result for Proposal Four, broker non-votes and abstentions constitute shares of Common Stock outstanding and entitled to vote at the Annual Meeting and have the same effect as vote AGAINST the Proposal.

Both abstentions and broker non-votes are counted as “present” for purposes of determining the existence of a quorum at the Annual Meeting.

Who pays for the proxy solicitation and how are the votes solicited?

We bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees, as well as Georgeson LLC, our proxy solicitor, may solicit proxies by personal interview, telephone, facsimile, or email. Our directors, officers and other employees will not be paid any additional compensation for any such solicitation. Georgeson LLC will be paid approximately $12,000 for their solicitation services plus expenses. We will request brokers and other nominees who hold shares of Common Stock in their names to furnish proxy materials to beneficial owners of these shares. We will reimburse such brokers and other nominees for their reasonable expenses incurred in forwarding solicitation materials to these beneficial owners.

Can I change or revoke my vote after I submit it?

Yes. You can change or revoke your proxy at any time prior to the voting at the Annual Meeting by the following methods:

•if you voted by Internet or telephone, by subsequent voting via the Internet or by telephone;

•by voting in person at the Annual Meeting;

•if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions; or

•mailing your request to our Corporate Secretary at: Team, Inc. Attention: James C. Webster, Corporate Secretary, 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478, specifying such revocation, so that it is received not later than 1:00 a.m. Central Time on June 18, 2025.

Who can answer questions about voting?

If you have any questions about how to vote or direct a vote with respect to your shares of Common Stock, you may call Georgeson LLC, the Company’s proxy solicitor, at (866) 807-1268 (toll free).

PROPOSAL ONE—ELECTION OF DIRECTORS
Nominees for Election

Our Amended and Restated Certificate of Incorporation and Bylaws provide that our Board will consist of not less than five persons, the exact number to be fixed from time to time by the Board. Our Board currently consists of seven directors. Our directors are divided into three classes designated as Class I, Class II and Class III. Each class consists, as nearly as possible, of one-third of the total number of directors constituting the entire Board. The Class I directors serve for a term expiring at the 2026 Annual Meeting of Shareholders, the Class II directors serve for a term expiring at the 2027 Annual Meeting of Shareholders and the Class III directors serve for a term expiring at the 2025 Annual Meeting of Shareholders. At each annual meeting, successors to the class of directors whose term expires at that annual meeting are elected for a term expiring at the third succeeding annual meeting. Each director holds office until the annual meeting for the year in which his or her term expires and until a successor has been elected and qualified, or until such director’s earlier death, resignation, retirement, disqualification or removal.

On November 1, 2022, we entered into the Board Rights Agreement (the “APSC Board Rights Agreement”) with Atlantic Park Strategic Capital Fund, L.P. (“APSC”), pursuant to which APSC, acting as investor representative on behalf of itself and its affiliates that beneficially own shares of Common Stock (such affiliates, together with APSC, the “APSC Investors”), may, subject to common stock ownership thresholds and other terms provided in the APSC Board Rights Agreement, designate an individual to serve as a non-voting observer at all meetings of the Board and nominate an individual designated by APSC to serve on the Board (the “APSC Investor Director”). The right to nominate the APSC Investor Director is subject to certain qualification requirements and the discretion of our Corporate Governance and Nominating Committee under limited circumstances. In the event of the resignation, death or removal (for cause or otherwise) of the APSC Investor Director from the Board, APSC, acting on behalf of the APSC Investors, will have the right, but not the obligation, to designate a successor APSC Investor Director to our Board to fill the resulting vacancy on the Board (and any applicable committee thereof), subject to certain qualification requirements specified in the APSC Board Rights Agreement.

On June 16, 2023, we, Corre Partners Management, LLC (“Corre”) and the other parties thereto, entered into the Board Rights Agreement (the “Corre Board Rights Agreement”), pursuant to which Corre, acting on behalf of itself and its affiliates that beneficially own shares of Common Stock (such affiliates, together with Corre, the “Corre Investors”), may, subject to common stock ownership thresholds and/or indebtedness and commitment thresholds and other terms provided in the Corre Board Rights Agreement, designate an individual to serve as a non-voting observer at all meetings of the Board, nominate one individual to serve as chairman of the Board, and nominate two additional individuals to serve on the Board (such individuals, together with the chairman of the Board, the “Corre Investor Directors”). The right to nominate the Corre Investor Directors is subject to certain qualification requirements and the discretion of our Corporate Governance and Nominating Committee under limited circumstances. In the event of the resignation, death or removal (for cause or otherwise) of the Corre Investor Directors from the Board, Corre, acting on behalf of the Corre Investors, will have the right, but not the obligation, to designate a successor Corre Investor Director, as applicable, to the Board to fill the resulting vacancy on the Board (and any applicable committee thereof), subject to certain qualification requirements specified in the Corre Board Rights Agreement.

The Board currently consists of J. Michael Anderson, Executive Chairman Michael J. Caliel, Jeffery G. Davis, Anthony R. Horton, Evan S. Lederman, Pamela J. McGinnis and Edward J. Stenger.
Director Nominees

Our Board has nominated J. Michael Anderson and Jeffrey G. Davis for election as Class III directors to serve a three-year term expiring on the date of our 2028 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Biographical information about each of the nominees is provided under “The Board of Directors and its Committees,” below.
Each of our directors, including our director nominees, brings a unique skillset to the Board. Notably, all seven of our directors are experienced in strategic planning, with six of our directors having corporate governance, financial, compensation, relevant industry, stakeholder management, investor relations, risk management and public company executive experience. The following chart provides an overview of the attributes represented on our Board by our directors, in addition to each director nominee’s competencies included in the director profiles under, “The Board of Directors and its Committees.”

Knowledge, Skills & Experience	Michael J. Caliel	J. Michael Anderson	Jeffery G. Davis	Anthony R. Horton	Evan S. Lederman	Edward J. Stenger	Pamela J. McGinnis

Corporate Governance	X	X	X	X	X	X
Environmental/Social Responsibility		X	X	X			X
Financial Literacy/Expertise	X	X	X	X	X	X
Government/Regulatory			X	X	X
Human Capital Management/Compensation	X	X	X		X	X	X
Health, Safety & Environment	X		X	X			X
Relevant Industry Experience	X	X	X	X	X		X
Investor Relations/Stakeholder Management	X	X	X	X	X	X
Risk Management	X	X	X	X	X		X
Strategic Planning	X	X	X	X	X	X	X
Technology/Cybersecurity	X			X			X
Recent Public Company Board Experience	X	X	X	X	X
Public Company Executive Experience	X	X	X	X		X	X
Vote Required and Board Recommendation
Directors are elected by a majority of the votes cast with respect to such director in uncontested elections, such that a nominee for director will be elected to the Board if the votes cast FOR the nominee’s election exceed the votes cast AGAINST such nominee’s election.
Abstentions and broker non-votes are not counted as votes cast FOR the election of directors and, therefore, will have no effect on the outcome of such election. Even if a nominee is not re-elected, he or she will remain in office as a director until his or her earlier resignation or removal. Each of the current director nominees has signed a letter of resignation that will be effective if the nominee is not re-elected at the meeting and the Board accepts his or her resignation following the meeting. If a nominee is not re-elected, the Board will decide whether to accept the director’s resignation in accordance with the procedures listed in the Company’s Corporate Governance Principles, which are available on our website at www.teaminc.com.
Shareholders may not cumulate their votes for the election of directors. Unless contrary instructions are set forth in the proxies, the persons with full power of attorney to act as proxies at the Annual Meeting will vote all shares represented by such proxies for the election of the nominees named therein as directors. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election, in the nominee’s stead, of such other persons as our Board may recommend. We have no reason to believe that any of the nominees will be unable or unwilling to stand for election or to serve if elected.

The Board of Directors unanimously recommends that you vote “FOR” the election of each of the nominees named above.

PROPOSAL TWO—ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
We are asking you to vote, on an advisory basis, to approve the executive compensation philosophy, policies and procedures described in the “Executive Compensation” section of our 2025 Proxy Statement, and the compensation of our Named Executive Officers, as disclosed in our 2025 Proxy Statement.
In the section entitled “Executive Compensation,” you will find a description of our executive compensation practices and objectives. Please also refer to the compensation tables and narrative discussion appearing under “Executive Compensation and Other Matters,” which provide detailed information about the compensation of our Named Executive Officers. Our Compensation Committee and Board believe that our compensation practices are effective in achieving our executive compensation objectives and that the compensation of our Named Executive Officers as disclosed in this Proxy Statement reflects and supports the appropriateness of our executive compensation philosophy and practices.
This Proposal Two, commonly known as the “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers described in this Proxy Statement.
Accordingly, we invite you to carefully review the sections in this proxy entitled “Executive Compensation” and “Executive Compensation and Other Matters” and cast a vote to approve the following non-binding resolution:
RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation, compensation tables and narrative discussion, is hereby APPROVED.
Vote Required and Board Recommendation
To be approved, Proposal Two requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote on Proposal Two.
Broker non-votes are not entitled to vote on Proposal Two and, therefore, will have no effect on the outcome of such vote; however, for shareholders who attend the Annual Meeting, abstentions will have the effect of a vote AGAINST Proposal Two. Although a vote on Proposal Two is advisory and not binding on the Board or the Company, our Compensation Committee will take into account the outcome of this vote in evaluating the compensation program for our Named Executive Officers.

The Board of Directors unanimously recommends that shareholders vote “FOR” approval of the Company’s compensation of its Named Executive Officers as disclosed in this Proxy Statement.

PROPOSAL THREE—RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed KPMG as the independent registered public accounting firm of the Company to audit its consolidated financial statements and the effectiveness of its internal controls over financial reporting for the fiscal year ending December 31, 2025, and the Board has determined that it would be desirable to request that our shareholders ratify such appointment.

KPMG has served as the independent registered public accounting firm of the Company and its subsidiaries since May 2002. KPMG is considered by the Audit Committee and by the management of the Company to be well-qualified. A representative of KPMG will be present at the Annual Meeting and will have the opportunity to make a statement if such representative desires to do so and to respond to appropriate questions from shareholders.

Shareholder ratification of the appointment of KPMG as the Company’s independent registered public accounting firm is not legally required. Nevertheless, at the recommendation of the Audit Committee, our Board has directed that the appointment of KPMG be submitted for shareholder ratification as a matter of good corporate practice. If our shareholders do not ratify the appointment of KPMG at the Annual Meeting, the Audit Committee will reconsider whether to retain KPMG. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Vote Required and Board Recommendation

To be approved, Proposal Three requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote on Proposal Three.

For shareholders who attend the Annual Meeting, abstentions will have the effect of a vote AGAINST Proposal Three. Because Proposal Three is a “routine” matter, broker non-votes are not expected for Proposal Three.

The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

PROPOSAL FOUR—APPROVAL OF THE CHARTER AMENDMENT

General

We are asking shareholders to approve a proposed amendment to Article VII, Section 5 of our Amended and Restated Certificate of Incorporation relating to removal of directors for cause, as further described below. On February 12, 2025, the Board unanimously adopted resolutions approving the Charter Amendment, subject to shareholder approval, declaring the Charter Amendment advisable and recommending that shareholders approve the Charter Amendment. The text of the proposed form of Certificate of Amendment to our Amended and Restated Certificate of Incorporation (the “Charter Amendment”) is attached hereto as Appendix A. The following discussion is qualified by the text of the Charter Amendment.

The Charter Amendment would delete language currently in Article VII, Section 5 of our Amended and Restated Certificate of Incorporation that specifies when cause is deemed to exist in connection with the removal of directors. Such language currently states that “cause for removal shall be deemed to exist only if the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction or has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of such director’s duty to the [Company] and such adjudication is no longer subject to direct appeal.”

If approved, the above language will be deleted and the amended text of Article VII, Section 5 of our Amended and Restated Certificate of Incorporation will read as follows:

5. Removal. Except as otherwise required by law, a director of the Corporation may be removed only for cause, as determined by the affirmative vote of the holders of at least a majority of the shares then entitled to vote in an election of directors, voting as a single class, and which vote may only be taken at a meeting of stockholders (and not by written consent), the notice of which meeting expressly states such purpose.

If shareholders approve this Proposal Four, then the Board will cause the Charter Amendment to be filed with the Delaware Secretary of State, which filing is expected to occur promptly following the Annual Meeting. No further action on the part of shareholders will be required to implement the Charter Amendment.

Reasons for the Charter Amendment

Following shareholder engagement on this issue, the Board believes that the Charter Amendment is advisable and in the Company’s and its shareholders’ best interests, as it would further align shareholder rights under our Amended and Restated Certificate of Incorporation with the governing documents of many other companies and confirm rights afforded to our shareholders are commensurate with those provided under the Delaware General Corporation Law (the “DGCL”), including Section 141(k) of the DGCL, which provides that shareholders of Delaware corporations may remove any director or the entire board of directors of such corporation for cause, which is not explicitly defined under the DGCL. The Charter Amendment, if effected, will confirm our shareholders’ rights align with those provided under relevant Delaware law, including Delaware case law interpreting Section 141(k).

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Charter Amendment that is not shared by all of our other shareholders.

Effective Time

The effective time of the Charter Amendment, if approved by shareholders, will be the date and time set forth in the Charter Amendment that is filed with the Delaware Secretary of State, which is expected to be at the time, or shortly after, such filing is made with the Delaware Secretary of State.

Required Vote; Effect of Proposal

To be approved, this Proposal Four requires the affirmative vote of at least two-thirds of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting, in person or by proxy. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this Proposal Four. Proxies solicited by the Board will be voted “FOR” approval of this Proposal Four, unless otherwise specified. If shareholder approval for this Proposal Four is not obtained, then the Charter Amendment will not become effective and the changes described in this section will not be made.

No Appraisal Rights

Under the DGCL, our Amended and Restated Certificate of Incorporation and our Bylaws, shareholders have no rights to exercise dissenters’ rights of appraisal with respect to the Charter Amendment.

The Board of Directors unanimously recommends a vote “FOR” the approval of the Charter Amendment.

CORPORATE GOVERNANCE

Corporate Governance Principles and Materials

We are committed to the enhancement of long-term shareholder value with the highest standards of integrity and ethics. Our Board has adopted a set of Corporate Governance Principles and a Code of Business Conduct and Ethics that, along with our Amended and Restated Certificate of Incorporation, Bylaws and our committee charters, provide an effective corporate governance framework for Team that reflects our core values and provides the foundation for our governance. Our Code of Business Conduct and Ethics has been adopted by our Board and is applicable to our directors, officers (including the Company’s Executive Chairman, Chief Executive Officer and Chief Financial Officer), and employees, and is available on our website. We will post any amendments to the Code of Business Conduct and Ethics on our website. Directors, officers, and employees regularly certify that they will comply with Code of Business Conduct and Ethics. We believe that we have established procedures and have practices in place which are designed to enhance and protect the interests of our shareholders.

The following corporate governance materials are available and can be viewed and downloaded from our website at www.teaminc.com on the “Investors” page under “Corporate Governance”:

•the Company’s Corporate Governance Principles;

•charters for the Audit Committee, the Compensation Committee, the Executive Committee, and the Corporate Governance and Nominating Committee;

•the Company’s Code of Business Conduct and Ethics;

•the Company’s Insider Trading Policy;

•the Company’s Compensation Clawback Policy; and

•the Company’s Environmental, Social and Governance (“ESG”) Policy and ESG Report.

A copy of these materials is available to shareholders free of charge upon written request to the Company’s Secretary at: Team, Inc., Attention: James C. Webster, Corporate Secretary, 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478. We intend to disclose future amendments to, or waivers of, our Code of Business Conduct and Ethics at the same location on our website identified above.

Director Independence

The Board has determined that, with the exception of Michael J. Caliel, who serves as our Executive Chairman, none of the directors has a material relationship with the Company or any of our subsidiaries, and all are, therefore, independent under the listing standards of the NYSE and the rules and regulations of the SEC.

Our Corporate Governance Principles require that the Board be comprised of at least a majority of independent directors and that the Audit, Compensation, and Corporate Governance and Nominating Committees be comprised entirely of independent directors. The Company uses the NYSE listing standards to determine independence. A director will be considered “independent” only if the Board affirmatively determines that the director does not have any direct or indirect material relationship with Team that may impair, or appear to impair, the director’s ability to make independent judgments.

The Board has evaluated all relationships between each of our directors and director nominees and has affirmatively determined that all of our directors, with the exception of Michael J. Caliel, who serves as our Executive Chairman, are “independent” as that term is defined in the applicable rules of the NYSE and consistent with our Corporate Governance Principles. In making this determination, the Board considered any transactions and relationships between each director or his or her immediate family and the Company and its subsidiaries, including those reported under “Compensation Committee Interlocks and Insider Participation” and “Transactions with Related Persons,” below. The purpose of this review was to determine whether any such relationships or transactions were material and, therefore, inconsistent with a determination that the director is independent.

No director or nominee, with the exception of Michael J. Caliel, who serves as our Executive Chairman, is currently, or was within the past three years, employed by the Company, its subsidiaries or affiliates. Mr. Caliel was appointed as a director of Team on February 16, 2022, pursuant to the terms of that certain common stock subscription agreement (the “Common Stock Subscription Agreement”), dated February 11, 2022, by and among the Company, Corre and the other parties thereto and was appointed by the Board as our Executive Chairman on November 7, 2023. Messrs. Stenger and Anderson were appointed as directors of Team effective

November 22, 2021, pursuant to the terms of that certain subordinated term loan credit agreement dated as of November 9, 2021 (the “Subordinated Term Loan Credit Agreement”) and that certain commitment letter agreement (the “Commitment Letter Agreement”) with Corre and APSC. Mr. Lederman was appointed as a director of Team effective November 7, 2021, pursuant to the terms of Amendment No. 1 to the Subordinated Term Loan Credit Agreement, dated December 18, 2020, among the Company, the financial institutions party thereto from time to time (the “Lenders”) and APSC, as agent for the Lenders entered into in October 2021. There are no family relationships between any nominees, directors and senior executive officers of the Company.

Our Audit, Compensation, and Corporate Governance and Nominating Committees are each composed entirely of independent directors. In addition, our Board provides for regularly scheduled meetings of the independent directors. During 2024, the independent directors met as a group 12 times. These meetings were conducted, without any member of management or other employees of Team present, to discuss matters related to the oversight and governance of Team, compliance with NYSE and SEC rules and the performance of our senior executives.

Our Board will continue to monitor the standards for director independence established under applicable law and the NYSE listing requirements and will ensure that our Corporate Governance Principles remain consistent with those standards.

Leadership Structure

The Board regularly evaluates the leadership structure of the Company and may consider alternative approaches, as appropriate, over time. The Board believes that whether one person should simultaneously occupy the offices of chairman of the Board and Chief Executive Officer should be determined by the Board in its business judgment, on a periodic basis, including at any time there is a vacancy in either position, after considering relevant factors at the time, such as the specific needs of the business and the best interests of the Company and its shareholders. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. It understands that there is no single approach to providing Board leadership and that the right Board leadership structure may vary as circumstances warrant.

Our Board has determined that the leadership structure of the Board should include either an independent non-executive chairman of the Board or a lead independent director who satisfies our standards for independence. The Company currently has a separate Lead Independent Director, Executive Chairman and Chief Executive Officer, each role with its own areas of responsibility, conferred by and accountable to the Board. We believe our current structure, with an Executive Chairman of the Board, a Chief Executive Officer, a Lead Independent Director, and independent directors as chairs and members of each committee of the Board, serves the best interests of the Company and its shareholders, because the appointment of the Lead Independent Director achieves the benefits that would result from the retention of an independent non-executive chairman of the Board. This allows our Chief Executive Officer and Executive Chairman to focus on Company strategy and business operations and combines a strong Lead Independent Director to pursue sound governance practices that benefit the long-term interests of our shareholders. Effective March 21, 2022, our Board appointed Michael J. Caliel as non-executive chairman of the Board and Keith D. Tucker as Interim Chief Executive Officer. Mr. Tucker was appointed as our permanent Chief Executive Officer on November 22, 2022. On November 7, 2023, Mr. Caliel was appointed as our Executive Chairman and Mr. Horton was appointed as our Lead Independent Director.

The Board believes that Mr. Horton, our Lead Independent Director, Mr. Caliel, our Executive Chairman, and Mr. Tucker, our Chief Executive Officer, with their industry expertise, financial expertise, and in-depth knowledge of Team and its business, are the correct persons to fill their respective roles.

In the role of Lead Independent Director, Mr. Horton provides oversight of management and serves as a liaison between the independent directors, the Executive Chairman and Chief Executive Officer, as further described below. Mr. Horton also leads the Board’s annual evaluation of Messrs. Caliel and Tucker, and the independent members of the Board set Messrs. Caliel’s and Tucker’s compensation annually based on the recommendation of the Compensation Committee.

To further clarify the roles, our Board has outlined duties and responsibilities for the positions of Lead Independent Director, Executive Chairman and Chief Executive Officer. These responsibilities and duties include, but are not limited to:

Lead Independent Director

•presiding at all meetings of the Board at which the Executive Chairman is not present,

•calling, chairing and setting agendas for executive sessions of the independent directors and seeking input from other independent directors;

•assisting the Executive Chairman in setting agendas and management of Board meetings;

•monitoring and responding directly to stakeholder questions and comments directed to the Lead Independent Director or to the independent directors as a group and consulting with the Executive Chairman, the Chief Executive Officer or other directors or management as the Lead Independent Director deems appropriate;

•ensuring personal availability for consultation with independent directors and serving as a liaison to the Executive Chairman and the Chief Executive Officer or management, to discuss issues and ensuring the flow of information;

•providing regular feedback to ensure that diverse viewpoints of all directors are heard and creating a climate of constructive candor in which frank and thoughtful discussion occurs;

•providing guidance on the orientation process for new directors;

•organizing performance evaluations of the Chief Executive Officer and other directors; and

•serving as an independent member of the Executive Committee of the Board.
Executive Chairman

•facilitating the development of the Company’s go forward strategy, including organic and inorganic growth strategy and working with the Chief Executive Officer and management team to formulate overall objectives and strategic direction of the Company while supporting and advising the Chief Executive Officer and management in the execution of such strategies;

•leading and collaborating with the Chief Executive Officer and management on the formulation and evaluation of various strategic alternatives with Company advisors;

•evaluating proposals for mergers, joint ventures, acquisitions, divestments, corporate development initiatives and other significant operational developments prior to presentation to the Board;

•working with the Chief Executive Officer and management to evaluate enterprise-wide cost optimization and profit improvement, identify potential process enhancement activities and resourcing, and establish implementation timelines related to the same, as applicable;

•providing oversight, direction and leadership to the Board, and, working with the Lead Independent Director to facilitate communication among directors and the regular flow of information between management and directors;

•in collaboration with the Lead Independent Director, monitoring and responding directly to shareholder and other stakeholder questions and comments that are directed to the Executive Chairman, with consultation with the Chief Executive Officer, Lead Independent Director or other directors or management as the Executive Chairman deems appropriate;

•providing guidance and consultation to the Chief Executive Officer in the assessment of human capital management and recruitment to drive strategic initiatives and key programs;

•providing general guidance, mentoring and consultation to the Chief Executive Officer and management team; and

•performing all other duties incident to the office of Chairman of the Board as outlined in the Company’s bylaws or as may be granted or assigned by the Board from time to time.

Chief Executive Officer

•maintaining open dialogue with the Executive Chairman on the important and strategic issues facing the Company and proposing related Board agenda items to the Executive Chairman;

•providing input into the Board agenda including from other Company executives;

•ensuring that the Company has senior executives with the requisite expertise, skills and experience required to implement the Company’s strategy and to identify and effectively respond to opportunities and challenges facing the Company from time to time;

•ensuring that appropriate mechanisms are in place to effectively report on the Company’s actual and forecasted performance against its objectives and on the implementation of its strategy;

•establishing and monitoring the achievement of objectives for:

◦Senior executives and their contributions to the Company’s business; and

◦Business units and their performance, including ensuring that the objectives support the Company’s overall business strategy;

•providing leadership to Company employees by establishing and maintaining measures to attract, retain and motivate qualified employees and which promote and reward the successful development of skills and attributes to contribute to the Company’s success; and

•performing all other duties incident to the office of Chief Executive Officer as outlined in the Company’s Amended and Restated Certificate of Incorporation and Bylaws or as may be delegated or assigned by the Board from time to time.

Our chief legal officer and Corporate Secretary supports the Lead Independent Director, Executive Chairman and our Board committee chairs in fulfilling their roles. The Board believes it is important to maintain flexibility as to the Board’s leadership structure. The Board will continue to regularly review its leadership structure and exercise its discretion in recommending an appropriate and effective framework to assure effective governance and accountability, taking into consideration the needs and interests of the Board, the Company and our shareholders.

Board Diversity

As provided in our Corporate Governance Principles, the Corporate Governance and Nominating Committee, acting on behalf of the Board, is committed to actively seeking women and minority candidates for the pool from which future director candidates are chosen.

Communications with the Board of Directors

Our management has an investor communications program and regularly engages with shareholders and other stakeholders on a wide variety of topics, including financial and operational, long-term strategy, governance and compensation and ESG. During 2024, we engaged with Team stakeholders and addressed several important topics that have been evaluated and considered in our governance and compensation practices, including executive leadership, executive compensation, operational efficiencies and strategic matters. Our Board has established a process for our shareholders and other interested parties to communicate with the Lead Independent Director and the Chief Executive Officer, the Board as a whole, the independent directors as a group, any Board committee, or any individual member of the Board. Such communication should be in writing, addressed to the Board or an individual director to: Team, Inc., 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478, c/o James C. Webster, Corporate Secretary. All such correspondence is reviewed by our Secretary’s office, which forwards appropriate material to the applicable director (excluding routine advertisements and business solicitations).

Succession Planning

The independent directors of the Board are actively involved in our management succession planning process. Our Board has the responsibility to ensure that the leadership of our Company is meeting the current and future needs of Team. The Compensation Committee and Corporate Governance and Nominating Committee annually report to the Board on succession planning and collaborate with the Board to evaluate potential successors to our Chief Executive Officer and other senior executives. As part of this process, the Compensation Committee and Corporate Governance and Nominating Committee solicit views from the non-management members of the Board and from senior management of the Company. The Compensation Committee and the Corporate Governance and Nominating Committee oversees the annual evaluation of the Chief Executive Officer.

Share Ownership Guidelines for Directors and Senior Executives; Restrictions on Trading in Company Securities

Our Board revised our share ownership guidelines for our non-management directors and senior executives in February 2023. Our directors and Named Executive Officers (as defined herein) have three and five years, respectively, from the date of the adoption of the revised share ownership guidelines to meet the guidelines. Under the share ownership guidelines, our non-management directors are expected to own Common Stock valued at the lesser of one times the annual Board retainer or 20,000 shares, our Chief Executive Officer is expected to own Common Stock valued at the lesser of three times his or her base salary or 60,000 shares, and the rest of our senior executives are expected to own Common Stock valued at the lesser of one times their base salary or 40,000 shares. Newly appointed non-management directors and senior executives are expected to meet or exceed these guidelines within three and five years, respectively, of entering their respective positions or following a material change in the share ownership guidelines or compensation.

Because short-range speculation in our securities based on fluctuations in the market may cause conflicts of interests with our shareholders, our Insider Trading Policy and our Corporate Governance Principles, applicable to our directors, executive officers (including the Named Executive Officers) and all other employees prohibit trading in options, warrants, and puts and calls related to our securities and prohibit selling our securities short. In addition, our Insider Trading Policy and our Corporate Governance Principles prohibit our directors and executive officers from holding our securities in margin accounts or pledging our securities as collateral for a loan. Further, our Insider Trading Policy contains an anti-hedging policy that prohibits our directors, executive officers (including the Named Executive Officers) and all other employees from entering into hedging transactions, such as zero-cost collars and forward sale contracts, that are designed to hedge or offset any decrease in the market value of the Company’s securities.

Board’s Role in Risk Oversight and Strategy

Our Board provides oversight with respect to the Company’s risk assessment and risk management activities, which are designed to identify, prioritize, assess, monitor and mitigate material risks to the Company, including strategic, operational, compliance, data security, financial and compensatory risks. This oversight is conducted primarily through the Board with respect to significant matters, including the strategic direction of the Company, and by the various committees of the Board in accordance with their charters. The Board and management discuss, among other things, the Company’s commitment to workforce safety, planned strategic operating initiatives for each operating segment, growth opportunities, capital allocation initiatives and considerations, and expected investment, acquisition and divestiture activity. The Audit Committee focuses on financial risks, including reviewing with management, the Company’s internal auditors and the Company’s independent auditors the Company’s major financial risk exposures, the adequacy and effectiveness of accounting and financial controls, and the steps management has taken to monitor and control financial risk exposures. The Audit Committee also oversees the Company’s related party transactions policy and risks from cybersecurity threats, including reviewing with management our cybersecurity strategy, cyber risk management program and cybersecurity risks. The Compensation Committee considers risks presented by the Company’s compensation and human capital management policies and procedures, as well as those related to succession and management development. The Corporate Governance and Nominating Committee evaluates risks of the Company’s governance framework and standards, through oversight of the Company’s corporate governance principles along with corporate social responsibility and sustainability matters applicable to the Board and the Company.

Our Board recognizes the importance of ensuring that the Company’s overall business strategy is designed to create long-term, sustainable value for our shareholders. While management is primarily responsible for the formulation and implementation of our strategy, the Board plays an active oversight role. The Board participates in regular strategy sessions to discuss progress, updates and changes to the Company’s long-term strategic plan and consider related risks and mitigations including in 2024 and 2025. The Board satisfies its risk oversight responsibilities through receipt of reports from each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from executives responsible for oversight and management of particular risks within Team. The Board continually works, with the input of the Company’s senior executives, to assess and analyze the most likely areas of future risk for Team. On an annual basis our senior management updates and reviews our enterprise risk management process with the Board. Directors also have complete and open access to management and are free to, and do, communicate directly with our management. In addition to our formal compliance programs, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.

Environmental, Social and Governance Principles

As a Company, we believe that our commitment to operating in an environmentally sustainable way is strategic to Team’s future success, crucial to our continued growth, and in the best interests of our stakeholders. Accordingly, we strive to promote and support business practices that are environmentally sustainable, socially conscious, and aligned with strong corporate governance practices. Our highest value is the health and safety of our employees, clients, community and other contractors. We are committed to conducting our business in a manner that protects the environment and the health and safety of our employees, our clients, our suppliers and contractors and the general public. We provide training to support career growth opportunities for our diverse team of employees and actively contribute to the local communities in which we operate. We strive to be an industry leader in the fields of health, safety and environmental management and work with government organizations and industry organizations in support of laws, regulations, standards and other programs that safeguard the workplace and our environment. To meet this commitment, we maintain management systems designed to ensure compliance with all applicable laws, regulations and internal requirements, as well as to facilitate the continuous improvement of our processes, products, and personnel.

In 2020, we published our ESG Policy statement highlighting our commitment to ESG principles and our inaugural ESG Report to provide greater insight into the priorities and key activities that comprise our commitment to ESG matters for Team, our clients, our employees and our communities. In 2023 we published our 2022 ESG Report, which we strive to publish on a biennial basis. On an annual basis, we publish an ESG Tear Sheet, which discloses metrics relevant to our business, including metrics from the Sustainability Accounting Standards Board standards for the Engineering and Construction Services industry. Our most recent ESG Report and ESG Tear Sheet are available on our website. Our website and information contained therein or connected thereto, including our ESG Report and ESG Tear Sheet, are not incorporated by reference into, and do not form part of, this Proxy Statement.

Our Company management is responsible for the day-to-day operation of ESG matters. Our chief legal officer and Corporate Secretary, who reports directly to our Chief Executive Officer, has general oversight responsibility with respect to matters of sustainability and social responsibility and is the executive sponsor of our ESG Council. The ESG Council, which is a management committee formed to assist our chief legal officer and Corporate Secretary in his oversight responsibilities, is responsible for recommending our ESG objectives, monitoring the implementation and performance of our ESG objectives, overseeing the progress made against our social and environmental goals and reporting on our ESG performance. At the Board level, our Corporate Governance and Nominating Committee has responsibility for oversight of Team’s corporate social responsibility policies and practices, including our public reporting on corporate social responsibility and sustainability. The Corporate Governance and Nominating Committee receives regular reports from our ESG Council regarding the considerations and actions taken by the Company with respect to ESG.

We are committed to good corporate citizenship and prioritizing the best interests of our stakeholders, including our employees and clients, and the communities in which we operate. Ongoing initiatives have focused on:

•Safety and Quality - Safety and quality are our primary core values and we strive to achieve zero recordable injuries. Our training program allows our employees to stay up to date on industry best practices for operating safely. In 2024, our technicians completed over 59,000 hours of training. In 2024, we continued to maintain a low lost time case rate of .04. Since June of 2020, TEAM has driven approximately 210 million miles and has not sustained a recordable injury from a vehicle accident. We received three Contractor Distinguished Safety Awards from the American Fuel and Petrochemical Manufacturers in 2024 for our work at client sites. We continue to assess and adopt new technologies designed to allow the Company to do more work remotely, limiting the number of technicians needed on-site and limiting human interface with inspection and repair machinery and equipment, including the use of robotics and drones to reduce employee exposure to confined spaces, remotely controlling our heat-treating equipment and manufacturing our hot tap and line stop fittings with advanced heating and extrusion technology.

•Health – Promoting our TEAM Stress and Anxiety Management Program (“STAMP”) as a comprehensive mental health and wellness program. This program serves as Team’s Mental Health and Wellness Program where we offer monthly sessions covering various mental health topics such as mindfulness, post-traumatic stress disorder and resiliency. We coordinate our STAMP with our Employee Assistance Program that offers mental health and depression treatment resources for our employees and their families.

•Environment – Many of our services, including our inspection, emissions monitoring and leak repair services, are key in assisting our clients to identify, assess and reduce their carbon emissions. We provide inspection, condition assessment, maintenance and repair services and support our clients’ diversification efforts into sources of renewable energy. We work closely with our clients across the world to assist them in meeting their environmental sustainability goals. One of these services is our industry-leading use of Optical Gas Imaging technology for pipeline leak detection, which has helped reduce greenhouse gas emissions for our clients. We continue to evaluate the use of sustainable materials and alternative energy sources to reduce our carbon footprint. Our goal is to work with our clients and establish appropriate Company-wide standards, while providing our operating segments with the flexibility to pursue environmental sustainability in ways that best fit the needs of their local stakeholders. Within our own facilities, we continue to work to protect the environment by reducing the amount of hazardous waste that is disposed. TEAM previously converted all of our inspection facilities to reclaim silver from our film development from our radiographic testing process. In 2024, TEAM recovered approximately 249 pounds of silver from these recovery units, a significant increase from the prior year. This equates to an estimated 60 tons of hazardous waste that were not sent to a disposal company.

•Human Capital Management - We believe human capital management, including diversity and inclusion initiatives, is a key driver of our success. We seek to recruit the most qualified candidates including by recruiting from a broad range of places. We seek to retain our employees through competitive compensation and benefits package and our unique values-driven culture. We believe that a diverse, inclusive and engaged workforce is critical to our success, and we work hard to create an environment where our employees feel valued, engaged and inspired to do their best work. We are proud that our team includes a diverse group of people from a variety of backgrounds, religions, nationalities, sexual orientations and races. It continues to be our goal to create an inclusive environment and eliminate bias wherever it exists through strategic employee-engaged initiatives. We are an Equal Employment Opportunity employer and it is our policy to provide equal employment opportunities to all qualified persons. We seek to attract and retain a diverse workforce, in particular for our technician population, which comprises more than 77% of our overall global workforce.

	Corporate Leadership	General & Administrative	Global Workforce[1]
Female	13%	56%	11%
Male	87%	44%	89%

1 Global workforce includes technicians.

•Board of Directors - As set forth in our Corporate Governance Principles, we have committed to actively seek women and minority candidates as part of our director recruitment and nomination process as further discussed in the Corporate Governance and Nominating Committee section below.

•Social and Community Involvement - With approximately 5,400 global employees, including approximately 4,100 employed in the United States and 1,300 internationally, we believe our greatest asset for driving positive social change is the commitment of our employees to driving positive impact in their communities. We sponsor and support numerous charitable organizations and encourage our employees to donate their time and financial support to serving the needs of their communities. These contributions help to support the work of nonprofit organizations of all sizes, working in areas such as disability services and support, disaster response, and hunger prevention around the globe.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The following table sets forth the names and ages of the nominees for election as directors and the current members of the Board who will continue serving following the Annual Meeting, as well as background information relating directly to such individuals’ experience, qualifications, attributes and skills to serve as a director of our Company. The persons who have been nominated for election and are to be voted upon at the Annual Meeting are listed first, with continuing directors following thereafter.

Director Nominees

The Board unanimously recommends a vote FOR the election of the nominees listed below.

Set forth below is certain information as of April 22, 2025 concerning the nominees for election at the Annual Meeting as Class III directors, including the business experience of each nominee for at least the past five years:

Name	Age	Present Position With the Company	Class	Director Since
J. Michael Anderson	62	Director	Class III	2021
Jeffery G. Davis	70	Director	Class III	2016

Mr. Anderson was appointed to the Board effective November 22, 2021, pursuant to the terms of the Subordinated Term Loan Credit Agreement and the Commitment Letter Agreement. Mr. Anderson is Chief Executive Officer of Layne Water Midstream (LWM), a company he founded in 2016. Mr. Anderson has served in a variety of executive management roles including Chief Financial Officer of Layne Christensen Company (NASDAQ: LAYN), a 140-year old water infrastructure and services company, Chief Financial Officer of Southcross Energy Partners, a Master Limited Partnership engaged in natural gas gathering and processing, Chief Financial Officer of Exterran Holdings and Exterran Partners, a global market leader in natural gas compression and services, and as Chief Financial Officer and Chief Executive Officer of Azurix Corp., a global owner and operator of water and wastewater assets. Mr. Anderson began his career with JPMorgan Chase as an investment banker specializing in mergers and acquisitions after earning his undergraduate degree in business from Texas Tech University and his M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Anderson brings to the Board extensive financial and business expertise, including a diversified background of both senior leadership and director roles of public companies.

Mr. Davis is the former chairman and Chief Executive Officer of The Brock Group, a leading provider of industrial specialty services. He served as Chief Executive Officer of the Brock Group from 2008 through 2014 and was Chairman from 2014 to August 2015. Mr. Davis was the Interim President and Chief Executive Officer of Furmanite from November 2, 2015 through the date of Team’s acquisition of Furmanite on February 29, 2016. Mr. Davis also served as Furmanite’s Interim Executive Chairman of the Board from August 4, 2015 through the date of Team’s acquisition of Furmanite on February 29, 2016. Mr. Davis joined the Furmanite Board in May 2015. Mr. Davis’ significant leadership and management experience in a major industrial specialty services company as well as his association with various industry organizations provide him with valuable insights into the strategic issues affecting companies in our industry that are helpful to our Company and Board.

Directors Continuing in Office

Set forth below is certain information as of April 22, 2025 concerning the directors continuing in office until the expiration of his or her term, including the business experience of each such director for at least the past five years:

Name	Age	Present Position With the Company	Director Since	Class	Expiration of Present Term
Michael J. Caliel	65	Executive Chairman	2022	Class II	2027
Anthony R. Horton	64	Director	2021	Class I	2026
Evan S. Lederman	45	Director	2021	Class I	2026
Edward J. Stenger	67	Director	2021	Class II	2027
Pamela J. McGinnis	58	Director	2024	Class II	2027

Mr. Caliel was appointed to the Board effective February 16, 2022, pursuant to the terms of the Common Stock Subscription Agreement, appointed as our non-executive chairman of the Board on March 21, 2022 and appointed as our Executive Chairman on

November 7, 2023. From 2015 through 2018, Mr. Caliel served as President, Chief Executive Officer and Director of Layne Christensen Company (NASDAQ: LAYN). From 2011 through 2014, he served as President and Chief Executive Officer of Invensys Operations Management, a division of Invensys PLC. From 2006 to 2011, Mr. Caliel served as President, Chief Executive Officer and Director for Integrated Electrical Services, Inc. (NASDAQ: IESC). Additionally, Mr. Caliel has served on the board of Orion Group Holdings (NYSE: ORN) since 2019, where he is also a member of the audit committee and the compensation committee. From 2019 until 2022, Mr. Caliel served as board chair and a member of the compensation committee for PLH Group, a private equity-backed construction and specialty contractor serving the electrical infrastructure and pipeline markets. Mr. Caliel holds a BS in Industrial Distribution from Clarkson University. Mr. Caliel has been designated by the National Association of Corporate Directors as a Governance Fellow. Mr. Caliel’s general management experience in diverse industries including automation and information technologies; his extensive sales, marketing and product management experience in industrial markets; and his experience as a president and chief executive officer of a public corporation strengthen the strategic and oversight functions of the Board. His experience on the board of another public company provides valuable perspective on best practices relating to corporate governance, management and strategic transactions.

Mr. Horton was appointed to the Board effective November 7, 2021 and was appointed as our Lead Independent Director on November 7, 2023. He currently serves as the Chief Executive Officer of AR Horton Advisors. He also serves on the board of directors of Talen Energy Corporation, Sunnova Energy International Inc., Equiniti Trust Company and Alpine Summit Energy Partners. Mr. Horton has previously served on the board of numerous other private and public companies including Just Energy (NYSE: JE), Travelport Global Distribution System B.V., GWG Holdings, Inc. and United Roadway Services Inc., Neiman Marcus and EXCO Resources. Mr. Horton has more than 25 years of energy and technology experience and was Executive Vice President and Chief Financial Officer at Energy Future Holdings and Senior Director of Corporate and Public Policy at TXU Energy from April 2000 through March 2018. Mr. Horton holds a Master of Professional Accounting and Finance from the University of Texas at Dallas/Arlington and a BBA in Economics and Management from the University of Texas at Arlington. He is a Certified Public Accountant, Chartered Financial Analyst, Certified Management Accountant and Certified Financial Manager. Mr. Horton brings to the Board extensive financial and business expertise, including a diversified background of both senior leadership and director roles of public and private companies.

Mr. Lederman was appointed to the Board effective November 7, 2021, pursuant to Amendment No. 1 to the Term Loan Credit Agreement, dated December 18, 2020, among the Company, the Lenders and APSC, as agent for the Lenders, entered into in October 2021. Mr. Lederman is currently Partner/Co-Head, Credit at J.F. Lehman & Company, a private equity firm focused on the aerospace, defense, infrastructure, maritime, governmental and environmental services industries. From 2011 until 2021, Mr. Lederman was a Partner and member of the Global Risk Committee at Fir Tree Capital Management, a multi-billion-dollar investment firm that manages capital for many of the world’s largest pension funds, endowments, sovereign wealth funds and family offices. At Fir Tree, Mr. Lederman was co-head of the firm’s credit, restructuring, legal assets, activist, and private equity-oriented strategies, including co-managing Fir Tree’s energy and infrastructure investments. Prior to joining Fir Tree, Mr. Lederman was an attorney in the Business Restructuring and Litigation departments at Weil, Gotshal & Manges LLP and Cravath, Swaine & Moore LLP. Mr. Lederman holds a B.A. from New York University and J.D. from the New York University School of Law. Mr. Lederman has over twenty years of experience as an attorney, investor and board member working with both stressed and healthy companies on their most complex issues. Mr. Lederman regularly serves on public and private boards of directors and is currently a member of the board of directors of Riviera Resources (FKA LINN Energy) and Puris Corporation. He was previously a member of the board of directors of Amplify Energy (FKA Memorial Production Partners), Roan Resources, Ultra Petroleum, New Emerald Energy, Midstates Petroleum, Deer Finance Litigation Funding, Inland Pipe Rehabilitation and GemAgain LLC.

Mr. Stenger was appointed to the Board effective November 22, 2021, pursuant to the terms of the Subordinated Term Loan Credit Agreement and the Commitment Letter Agreement. Mr. Stenger is currently the Managing Member of Brown Street 1885, LLC, a firm focused on assisting management, boards and investors in driving value creation in periods of transition. He has been in that role since June 2021. Prior to joining Brown Street 1885, Mr. Stenger served as a Managing Director at AlixPartners, LLC, a global consulting firm for over 30 years. Mr. Stenger held various management roles, including co-leading AlixPartners’ Turnaround and Restructuring practice, business unit lead of the Automotive and Industrials practice and leadership of various training and development programs. He advised management, boards of directors and investors in developing and implementing turnaround strategies. Mr. Stenger has also served as an interim executive for companies undertaking turnarounds and restructurings. He was Executive Vice President of General Motors upon its emerging from bankruptcy, Chief Restructuring Officer of Dana Corporation, Treasurer of Kmart Corporation, Chief Restructuring Officer of Fleming Companies, Chief Financial Officer of Vari-Form Group and held a number of other interim C-Suite roles. Prior to AlixPartners, he was Director at Ernst & Young. Mr. Stenger has an undergraduate degree in accounting from the University of Notre Dame and was a licensed CPA. Mr. Stenger’s extensive experience managing complex businesses in transition and restructuring, merger and acquisition experience, and his diversified background of senior leadership of public companies make him a valuable member of the Board.

Ms. McGinnis was appointed to the Board effective April 3, 2024. Ms. McGinnis has more than 30 years of experience working in the energy industry across a variety of organizations and functions. Ms. McGinnis retired from Phillips 66 as Corporate Vice President, Global Sales, Retail Operations and Marketing, where she served from November 2016 to August 31, 2022. During her career at Phillips 66, Ms. McGinnis served as Chief Procurement Officer from 2014 through 2016, and as General Manager, Product Supply, Distribution and Sales, Commercial, from 2012 through 2014. Ms. McGinnis also served as the Phillips 66 lead director for the Alta Convenience, LLC, joint venture from 2021 through 2022, and the United Pacific, LLC joint venture, from 2019 through 2022. Prior to her tenure at Phillips 66, Ms. McGinnis held a number of different positions with Phillips 66 predecessor companies, Conoco and ConocoPhillips, in Marine Shipping, Truck and Rail Transportation, Operations and Maintenance Engineering, Capital Project Management, Business Development, Marketing and Corporate Planning. Ms. McGinnis holds a Bachelor of Science in Industrial Engineering from the University of Arkansas and has served on the University of Arkansas College of Engineering Advisory Board since 2016 and as Board Chair from 2021 until 2023. Ms. McGinnis’ significant leadership and management experience including extensive commercial, procurement and operational expertise with a major energy company along with her breadth of business expertise provides her with valuable insights into the strategic issues affecting companies in our industry that are beneficial to our Company and Board.

THE BOARD AND BOARD COMMITTEES

					Committee Membership
Name, Principal Occupation & Current Other Board Service	Age	Director Since	Independent	Director Class	Executive	Audit	Compensation	Governance & Nominating

Michael J. Caliel (Executive Chairman)	65	2022		II	X
Former President, Chief Executive Officer and
Director of Layne Christensen Company
Current other Public Company Boards:
Orion Group Holdings

J. Michael Anderson	62	2021	X	III			X	X
Chief Executive Officer and a Member of the Board
of Directors of Layne Walter Midstream
Current other Public Company Boards:
None

Jeffery G. Davis	70	2016	X	III	X		Chair	X
Former Chief Executive Officer of the Brock Group
Current other Public Company Boards:
None

Anthony R. Horton (Lead Independent Director)	64	2021	X	I	Chair	X		Chair
Chief Executive Officer and Managing Director of

AR Horton Advisors, LLC
Current other Public Company Boards:
None

Evan S. Lederman	45	2021	X	I		X
Partner/Co-Head, Credit
at J.F. Lehman & Company
Current other Public Company Boards:
None

Pamela J. McGinnis	58	2024	X	II			X
Former President, Global Sales, Retail Operations and Marketing
Phillips 66
Current other Public Company Boards:
None

Edward J. Stenger	67	2021	X	II	X	Chair	X
Managing Member of Brown Street 1885
Current other Public Company Boards:
None

Board of Directors

Currently, our Board is comprised of seven directors, divided into three classes designated as Class I, Class II and Class III. At each annual meeting, successors to the class of directors whose term expires at that annual meeting are elected for a term expiring at the third succeeding annual meeting. Each director holds office until the annual meeting for the year in which his or her term expires and until a successor has been elected and qualified, or until such director’s earlier death, resignation, retirement, disqualification or removal. We have added five new directors to our Board since November 2021. The average age of our directors is sixty-two.

Our Board held 18 meetings during 2024. No director attended fewer than 75% of the meetings held during the period for which he or she served as a member of the Board and the committees on which he or she served. We do not have a formal policy regarding director attendance at our annual meetings of shareholders; however, we do encourage all directors to attend all meetings of shareholders. All of our directors were in attendance at our 2024 Annual Meeting of Shareholders.

The non-executive directors meet in executive session in connection with each regularly scheduled meeting of the Board, and at other times as they may determine appropriate. During 2024, there were 12 executive sessions of the Board either led by the Lead Independent Director or the then Non-Executive Chairman. The Board committees regularly met in executive session in connection with each of the committee meetings.

Our Board has an Executive Committee, an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. Each such committee maintains its own written charter, which can be viewed and downloaded from our website at www.teaminc.com on the “Investors” page under “Corporate Governance.”

Executive Committee

Our Executive Committee is composed of Messrs. Horton (Chairman), Caliel, Davis and Stenger. The Executive Committee is responsible for assisting with the general management of the business and affairs of Team as needed during intervals between meetings of the Board. The Executive Committee did not meet in 2024.

Audit Committee

The Audit Committee is composed of Messrs. Stenger (Chairman), Horton and Lederman. The Audit Committee is charged with the duties of the appointment of the independent auditor; reviewing its fees and approving the services to be performed; ensuring that proper guidelines are established for the dissemination of financial information to the shareholders; meeting periodically with the independent auditors, the Board and certain officers of Team and its subsidiaries, including the Chief Financial Officer, and Vice President of Audit Services in executive sessions without other members of management present, to ensure the scope and adequacy of internal and financial controls and reporting; reviewing consolidated financial statements; providing oversight to our internal audit function; reviewing and approving all related-party transactions in accordance with the Company’s policies and procedures with respect to related party transactions; and performing any other duties or functions deemed appropriate by the Board. The Board has determined that both Messrs. Stenger and Horton are “audit committee financial experts” within the meaning of applicable SEC regulations. In addition, the Board has determined that each member of the Audit Committee is independent and meets the financial literacy requirements as defined by the applicable listing requirements of the NYSE. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee met six times during 2024. Further information regarding the Audit Committee is set out in the “Audit Committee Report” below.

Compensation Committee

Our Compensation Committee is currently composed of Messrs. Davis (Chairman), Anderson, Stenger and Ms. McGinnis. The Compensation Committee has responsibility for reviewing, approving and overseeing the administration of our incentive compensation plans, including the issuance of awards pursuant to equity-based plans, reviewing management performance, including evaluating our Chief Executive Officer’s performance annually against the Company’s goals and objectives, reviewing and approving the amounts and types of compensation to be paid to the Chief Executive Officer, our other senior executives and members of the Board. The Compensation Committee considers the results of the most recent shareholder advisory vote on the compensation of our senior executives. The Compensation Committee met eight times during 2024. Further information regarding the Compensation Committee is set out in the “Executive Compensation” section below.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was, during 2024, an officer or employee of Team or any of its subsidiaries or was formerly an officer of Team or any of its subsidiaries or had any relationship requiring disclosure by Team. During 2024, no executive officer of Team served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Board, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Board, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of Team.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee is composed of Messrs. Horton (Chairman), Davis and Anderson. The Corporate Governance and Nominating Committee, which met five times during 2024, is charged with recommending director nominees to the Board; evaluating the contribution and performance of members and committees of the Board; administering the annual self-evaluation of Board performance; maintaining oversight over the development of appropriate corporate social responsibility and sustainability policies and procedures for Team, including our public reporting on corporate social responsibility and sustainability; and ensuring the processes of the Board are sufficient and consistent with its oversight role of Team. Each member of the Corporate Governance and Nominating Committee is independent, as defined by the applicable listing requirements of the NYSE.

In considering whether to recommend directors who are eligible to stand for re-election, the Corporate Governance and Nominating Committee evaluates incumbent directors before recommending that the Board nominate such directors for reelection to the Board and may consider a variety of factors, including a director’s contribution to the Board and the ability to continue to contribute productively, attendance at Board and committee meetings and compliance with our Corporate Governance Principles, as well as whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for board service, the results of the annual board self-evaluation, the independence of the director and the nature and extent of the director’s non-Company activities. The Corporate Governance and Nominating Committee regularly evaluates the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Corporate Governance and Nominating Committee will consider candidates for Board membership suggested by incumbent directors, management, third-party search firms and others. In selecting the nominees, the Corporate Governance and Nominating Committee will assess the candidates’ independence (as defined in the applicable director independence regulations and our Corporate Governance Principles), character and acumen and will endeavor to collectively establish a number of areas of core competency of the Board, including business judgment, management, economics, accounting and finance, legal, marketing, industry and technology knowledge, international business, leadership and strategic vision. Further criteria include a candidate’s personal and professional ethics, integrity and values, professional relationships, as well as the willingness and ability to devote the substantial time necessary to effectively serve on the Board. The same identifying and evaluating procedures apply to all candidates for director, whether submitted by shareholders or otherwise. The Corporate Governance and Nominating Committee will also consider director nominations by shareholders that are made in compliance with the notice provisions and procedures set forth in our Bylaws. For a discussion of these requirements, see “Shareholder Proposals for Next Year’s Annual Meeting.” All applications, recommendations or proposed nominations for Board membership received by the Company are referred to the Corporate Governance and Nominating Committee. The manner in which the Corporate Governance and Nominating Committee evaluates the qualifications of a nominee for director does not differ if the nominee is recommended by a shareholder.

Once the Corporate Governance and Nominating Committee has identified a potential director nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the committee with the recommendation of the candidate, as well as the committee’s own knowledge of the candidate, which may be supplemented by inquiries to the person making the recommendation or others. The committee also may engage a third party to conduct a background check of the candidate. If the committee determines to further pursue the candidate, the committee then will evaluate the extent to which the candidate meets the Board membership qualifications described in this section.

In addition, the Corporate Governance and Nominating Committee considers other relevant factors it deems appropriate, including the current composition of the Board (including its range of experience and background), the balance of management and independent directors, the need for a certain Board committee expertise, and the nature and extent of a candidate’s activities unrelated to the Company, including service as a director on the boards of other public companies. In connection with this evaluation, the committee determines whether to interview the candidate, and, if warranted, the committee interviews the candidate in person or by telephone. The committee may also ask the candidate to meet with members of Team management or other Board members. After completing this evaluation, if the committee believes the candidate would be a valuable addition to the Board, it will recommend to the Board the candidate’s nomination for appointment or election as a director.

Board and Committee Evaluation Process

The self-evaluation process is an important practice for our Board to ensure effective corporate governance practices, which are central to the success of the Company’s business and to advance shareholder interests. As provided in our Corporate Governance Principles, committee charters and the NYSE listing standards, the Board and each of its committees conduct an annual self-evaluation of its performance with a particular focus on overall effectiveness. Our Board and committee self-evaluations generally have been conducted at the last regular meeting of the year. The purpose of the self-evaluation process is to solicit feedback as to how the Board and committees are meeting their responsibilities and to identify ways to enhance the Board and committees’ effectiveness. As part of this evaluation, each director and committee member completes a written questionnaire developed by the Corporate Governance and Nominating Committee and each of the committee chairs focused on the director’s view of procedural matters, whether each committee’s charter responsibilities have been met, and questions on the effectiveness of the Board and the committees on which the respective director serves, including soliciting areas for recommended improvement. The collective ratings and comments of the directors for the Board and each of the committees are compiled and then presented to the full Board and each of the committees for discussion and action, as needed.

COMPENSATION OF DIRECTORS
In setting director compensation, our Compensation Committee considers factors it deems appropriate, including market data, and recommends the form and amount of compensation to the Board for approval.

Our Board evaluates director compensation on at least an annual basis and generally makes director compensation changes, if any, following the election or re-election of directors at our annual meeting of shareholders. Upon the recommendation of our Compensation Committee, in May 2023, our Board established our current director compensation program. In making this recommendation, our Compensation Committee reviewed the proposed compensation structures provided by Willis Towers Watson, the Compensation Committee’s independent compensation consultant, while considering the Company’s financial condition and the significant time commitment required of Board members and relevant trends in director compensation for Companies in similar financial circumstances.

The compensation program for our directors, paid all in cash, on quarterly basis, is as follows:

•An annual retainer of $172,500;
•An additional annual retainer for the Lead Independent Director of $25,000; and
•Additional annual retainers of (i) $15,000 for the Chairman of our Audit Committee, (ii) $12,500 for the Chairman of our Compensation Committee and (iii) $7,500 for the Chairman of our Corporate Governance and Nominating Committee.

The following table sets forth information regarding the compensation earned by or awarded to each of the directors who served on our Board during 2024:

2024 Director Compensation
Name	Fees Earned or Paid in Cash ($)	All other compensation ($)(1)	Total ($)
Michael J. Caliel	$—	$500,000	$500,000
Jeffery G. Davis	$185,000	$—	$185,000
J. Michael Anderson	$172,500	$—	$172,500
Anthony R. Horton	$205,000	$—	$205,000
Evan S. Lederman	$—	$—	$—
Pamela J. McGinnis	$128,417	$—	$128,417
Edward J. Stenger	$187,500	$—	$187,500

(1) This amount represents compensation received by Mr. Caliel as Executive Chairman of the Company.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of April 22, 2025. Each person holds the offices indicated until his or her successor is chosen and qualified at the regular meeting of the Board to be held following the Annual Meeting, or until such officer’s earlier death, retirement, disqualification or removal.

Name of Director or Officer	Age	Officer Since	Position with Company
Keith D. Tucker	56	2018	Chief Executive Officer
Nelson M. Haight	60	2022	Executive Vice President, Chief Financial Officer

Mr. Tucker has served as our Chief Executive Officer since November 22, 2022, prior to which he served as our Interim Chief Executive Officer from March 21, 2022. Mr. Tucker joined the Company in 2005 and has 35 years of industry experience. Mr. Tucker previously served as President of the Company’s Inspection & Heat Treating group from January 18, 2021 until March 21, 2022, after having served as the Company’s Executive Vice President - North Division since June 2018, Executive Vice President – Mid Continent Division from April 2016 to May 2018, and Vice President of the Great Lakes Region, Inspection & Heat Treating segment from January 2008 to March 2016.

Mr. Haight was appointed as our Executive Vice President, Chief Financial Officer in June 2022. Prior to his appointment, Mr. Haight served as Senior Vice President, Chief Financial Officer and Treasurer at Key Energy Services, Inc., an oilfield services company, from June 2020 to June 2022. Prior to Key Energy, Mr. Haight served as an independent consultant providing interim Chief Financial Officer and advisory services to privately held companies, from 2018 to June 2020 and served as Chief Financial Officer for Castleton Resources, LLC, a privately held exploration and production company, from July 2017 to September 2018 and from December 2011 to July 2017 served in various roles from Vice President and Chief Accounting Officer to Chief Financial Officer at Midstates Petroleum Company, Inc., a NYSE listed exploration and production company. Mr. Haight serves on the board of directors of Virax Biolabs (VRAX), a foreign private issuer and Mountain Crest Acquisition Corp. V. (MCAG), a special purpose acquisition entity. Mr. Haight holds both an MPA and a BBA in Accounting from the University of Texas at Austin and was a Certified Public Accountant.

EXECUTIVE COMPENSATION

Our “named executive officers” for fiscal year 2024 are identified in the following table (the “Named Executive Officers” or “NEOs”).

Name	Title
Keith D. Tucker	Chief Executive Officer
Nelson M. Haight	Executive Vice President and Chief Financial Officer
André C. Bouchard	Former Executive Vice President, Administration, Chief Legal Officer and Secretary

Executive Compensation Overview

Our executive compensation policies are designed to provide aggregate compensation opportunities for our Named Executive Officers that are competitive in the business marketplace based upon Company and individual performance. Our objectives are to:

•Ensure our compensation program incentives align with the Company’s business objectives;
•Link a significant portion of compensation toward achievement of the Company’s short-term and long-term performance objectives that align with our shareholder and stakeholder interests;
•Attract, motivate, reward and retain the broad-based management talent required to achieve our business objectives;
•Provide incentives for long-term continued employment with the Company;
•Reward individual performance; and
•Ensure that our compensation arrangements do not encourage unnecessary risk-taking.

The components of the compensation program in 2024 for our senior executives consisted of:

•annual base salaries;
•annual performance-based incentives paid in cash;
•long-term time-based RSUs and performance-based stock units; and
•benefits.

We offer limited executive perquisites for our senior executives. Except as described in “Retirement Benefits” and in “Perquisites and Personal Benefits” below, our senior executive officers participate in the same benefit plans as our other employees.

Role of the Compensation Committee - Executive Compensation

The Compensation Committee, composed entirely of independent directors, reviews and approves our executive compensation program for all senior executive officers, including the Named Executive Officers, to ensure that our compensation program is adequate to attract, motivate and retain well-qualified senior executives and that it is directly and materially related to the short-term and long-term objectives of Team and our shareholders and to Team’s operating performance. The Compensation Committee annually reviews and evaluates our executive compensation program to ensure that the program is aligned with our compensation philosophy. To carry out its role, among other things, the Compensation Committee:

•reviews the major compensation and benefit practices, policies and programs with respect to our senior executives;
•reviews appropriate criteria for establishing performance targets for executive compensation;
•determines appropriate levels of executive compensation;
•administers and makes recommendations to the Board with respect to severance and change in control arrangements pertaining to our senior executives (described below under “Executive Severance Policy”);
•administers and determines equity awards to be granted under our stock incentive plan;
•reviews our compensation programs, policies and practices for material risks; and
•reviews and recommends to the Board any changes to director compensation.

Role of the External Compensation Advisor

The Compensation Committee Charter grants to the Compensation Committee the authority to retain, at Company expense, independent compensation consultants, outside legal counsel and other advisors, and to approve their fees. These advisors report directly to the Compensation Committee. Throughout 2024, the Compensation Committee engaged Willis Towers Watson (“WTW”) as its independent consultants to advise it on executive compensation matters, including with regard to the annual incentive bonus plan design and structure. WTW performed their services solely on behalf of the Compensation Committee and did not provide any other services to the Company. Management of the Company had no role in selecting the Compensation Committee’s compensation consultant and had no separate relationship with WTW. The Compensation Committee assessed the independence of WTW pursuant to SEC rules and concluded that no conflict of interest existed that would prevent WTW from independently representing the Compensation Committee.

Although compensation studies provide important data for establishing our competitive compensation practices and compensation design, the Compensation Committee uses such studies only as a point of reference and not as a determinative factor for structuring and determining the amount of our Named Executive Officers’ compensation. The Compensation Committee also exercises discretion in its use of compensation studies and the studies do not supplant the significance of individual and Company performance that the Compensation Committee considers when making compensation decisions.

Peer Analysis

In reviewing the appropriate range of overall compensation and the appropriate ranges of the components of compensation, the Compensation Committee also considers the competitiveness of our compensation program against our peer companies. To facilitate this objective, the Compensation Committee retains an independent compensation consultant (as described above) and considers various compensation surveys and proxy statement compensation information for companies of comparable size and complexity to us and with whom we compete for talent. Management and the Compensation Committee, with the assistance of the Board and WTW, develop our compensation peer group. The peer group is primarily made up of companies that are generally in the range of 50% to 200% of our size with respect to revenues or that are in similar or adjacent industries to the Company. This peer group will be evaluated periodically to ensure continued relevance and applicability.

The 2024 compensation peer group consisted of the following companies:

•Barnes Group Inc.
•DXP Enterprises, Inc.
•Enerpac Tool Group Corp.
•Enpro Inc.
•ESCO Technologies, Inc.
•Matrix Service Company
•Mistras Group, Inc.
•MYR Group, Inc.
•Orion Group Holdings, Inc.
•Primoris Services Corporation
•Tetra Tech, Inc.
•TETRA Technologies, Inc.
•Thermon Group Holdings, Inc.

COMPANY POLICIES IMPACTING COMPENSATION

Executive Stock Ownership Guidelines

See “Share Ownership Guidelines; Restrictions on Trading in Company Securities” and “Hedging, Short Sale, Margin Account and Pledging Prohibitions” for a discussion of our policies on share ownership, restrictions of trading in our securities and prohibitions on hedging, short selling and pledging company stock.

Clawback Policy

We adopted a clawback policy effective as of August 8, 2023 that complies with the NYSE’s clawback rules promulgated under Section 10D of the Exchange Act and the rules thereunder, a copy of which is posted on our website at www.teaminc.com on the “Investors” page under “Corporate Governance.” In the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any such financial reporting requirement, the clawback policy requires that covered executives must reimburse the Company, or forfeit, any excess incentive-based compensation received by such covered executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare the restatement. Executives covered by the clawback policy are current and former executive officers, as determined by the Compensation Committee in accordance with Section 10D of the Exchange Act and the NYSE listing standards. Incentive-based compensation subject to the clawback policy includes any cash or equity compensation that is granted, earned or vested based wholly or in part on the attainment of a financial reporting measure. The amount subject to recovery is the excess of the incentive-based compensation received based on the erroneous data over the incentive-based compensation that would have been received had it been based on the restated results. The clawback policy only applies to incentive-based compensation received on or after October 2, 2023.

Equity Grant Practice

The Compensation Committee approves the grant of stock-based equity awards, such as PSUs, RSUs and options, at its meetings or by written consent (to be effective on the date of the meeting or receipt of all signed consents, or a later date). The Compensation Committee does not engage in any market timing with regards to the stock-based equity awards made to executive officers or other award recipients. It is the Company’s policy that all stock option grants, if granted, have an exercise price per share equal to the fair market value of our Common Stock based on the closing market price per share on the grant date.

The Company does not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

Risk Assessment of Compensation Plans

The Compensation Committee’s annual review and approval of our compensation strategy includes the review of compensation-related risk management. In this regard, the Compensation Committee reviews the Company’s compensation programs for employees and executives, including the variable cash incentive plans and long-term, equity-based incentive awards. All of our executive compensation programs and plans were deemed to have substantial risk mitigations which, in the most material compensation programs and incentive plans, include the use of an appropriate, objectively selected peer group to support decision-making, a balanced mix of fixed and variable pay and short- and long-term incentives; use of multiple performance measures including corporate, business unit and individual performance weightings in incentive plans; a portfolio of long-term equity incentives including time-based and performance-based measures; caps, discretion in payment, oversight by non-plan participants, appropriate used of retention-based awards for key executives, significant stock ownership guidelines, pre-approval requirements for executive stock transactions; and the existence of policies prohibiting Company stock hedging and pledging by our directors and executive officers (as described above under “Share Ownership Guidelines; Restrictions on Trading in Company Securities”) and retention of discretion to reduce certain incentive amounts and requiring executive incentive compensation recoupment in specified circumstances as provided under our Clawback Policy described above. Board and management processes are in place to oversee risk associated with our executive incentive compensation programs and practices, including, but not limited to, regular business reviews; alignment of compensation plan goals with our annual and long-term strategic business goals, objectives and performance expectations; review of actual pay from performance-based incentives to validate goal setting processes and the alignment with performance; review of enterprise risk management by the Board as part of the annual strategy and budget reviews; and other appropriate internal controls. The Compensation Committee concluded that the Company’s compensation philosophy, plans, programs and policies, considered as a whole, including applicable risk-mitigation features, are not reasonably likely to have a material adverse effect on the Company. This determination, which was conducted by our Compensation Committee with the assistance of our other independent directors, senior management and the Compensation Committee’s outside compensation consultant, covered a wide range of practices and policies. The Compensation Committee continues to monitor its compensation policies and practices to determine whether its risk management objectives are being satisfied.

Tax Considerations

U.S. Internal Revenue Code Section 162(m) imposes a $1 million annual limit on the amount that a public company may deduct for compensation paid to the Chief Executive Officer and certain other executive officers (“covered employees”). As such, any compensation in excess of the $1 million annual limit that we may pay to a covered employee is not deductible.

EXECUTIVE COMPENSATION AND OTHER MATTERS

The following Summary Compensation Table provides certain summary information concerning the compensation earned for services rendered in all capacities to Team and our subsidiaries for the years ended December 31, 2023 and 2024 by our Chief Executive Officer, Executive Vice President and Chief Financial Officer, and Executive Vice President, Administration and Chief Legal Officer and Secretary.

2024 Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Keith D. Tucker	2024	$750,000	$—	$—	$880,725	$29,016	$1,659,741
Chief Executive Officer	2023	$608,461	$325,000	$2,306,105	$348,000	$19,202	$3,606,768

Nelson M. Haight	2024	$467,769	$75,000	$—	$411,976	$31,432	$986,177
Executive Vice President and Chief Financial Officer	2023	$450,000	$75,000	$1,537,395	$191,500	$23,287	$2,277,182

André C. Bouchard (5)	2024	$442,027	$75,000	$—	$—	$28,088	$545,115
Executive Vice President, Administration, Chief Legal Officer and Secretary	2023	$435,000	$75,000	$1,383,656	$148,000	$24,796	$2,066,452

1.For 2024, this column includes a $75,000 cash payment to Mr. Haight and to Mr. Bouchard pursuant to the vesting of a cash incentive award granted in 2022.
2.The amounts reported in this column represent the aggregate grant date fair value of the stock-based awards granted to the Named Executive Officers during the years presented, as computed in accordance with ASC 718. This column includes the values of PSUs, at highest level of performance achievement, and RSUs. The aggregate grant date fair value of the RSUs is the amount that Team expects to expense for accounting purposes over the award’s vesting schedule and does not correspond to the actual value, if any, that the Named Executive Officers will realize from the award as the actual value of the RSUs at the time of vesting may vary from the value used for accounting purposes. The estimated expense for the PSUs can vary based on the estimated performance level of achievement during the measurement period. The actual value of PSUs vested could be different from the amount shown because it depends on actual performance and the actual value of the shares at the time of vesting. For the assumptions used in valuing these awards for purposes of computing this expense see Note 13 of the consolidated financial statements in the Company’s Annual Report for the year ended December 31, 2024.
3.Represents the bonuses earned under our Executive Bonus Plan for the years shown. The bonuses are paid subsequent to year end based on the final results for the fiscal year.
4.Represents employer contributions for medical insurance and the 401(k) Plan.
5.Mr. Bouchard resigned from the Company effective January 18, 2025.

Narrative Disclosure to Summary Compensation Table

Annual Base Salaries

Base salaries provide our executive officers with a relatively secure level of compensation. Adjustments to base salary rates are typically considered each year during the second calendar quarter, though mid-year adjustments may be made in the event of promotion or other special circumstance. In 2024, Mr. Tucker’s base salary remained at $750,000 and the base salaries for Mr. Haight and Mr. Bouchard were increased to $483,000 and $448,050, respectively, at the Compensation Committee meeting on May 22, 2024.

Annual Performance Based Incentives Paid in Cash

We use annual performance-based incentives paid in cash to focus our senior executives on financial and operational objectives that the Compensation Committee believes are primary drivers of our financial performance over time and to reward the achievement of short-term financial and operational performance, the execution of strategic objectives, individual contributions to Team results and to provide timely recognition of performance and accomplishments. The Compensation Committee believes that overall levels of annual performance-based incentives paid in cash should be consistent with our overall strategic, financial and operational performance while considering the cyclical nature of our business.

Our Executive Bonus Plan is an annual performance-based incentive plan for our senior executives based upon our annual operating plan and budget approved by our Board (the “Executive Bonus Plan”). Annual awards under the Executive Bonus Plan for

2024 for Adjusted EBITDA, Free Cash Flow and Safety were based on performance relative to threshold, target and maximum performance levels set at the time the awards are made. Messrs. Tucker, Haight and Bouchard’s target annual bonus opportunities for 2024 were 100%, 75% and 60%, respectively, of their annual base salaries. When performance falls below the threshold, executives receive no payout. Executive Bonus Plan payouts for achievement at the threshold level of performance are set at 50% or below the target payout level, payouts for achievement at the target level of performance are set at 100% of the target payout, and payouts for achievement at the maximum level of performance are set at 200% of the target payout. Performance between any of the established levels yields a proportional payout. Annual awards under the Executive Bonus Plan for Strategic Objectives and Individual Objectives are determined based upon the discretionary assessment of each senior executive’s performance against the pre-established objectives set by the Compensation Committee. In utilizing their discretion to evaluate the senior executive’s performance, the Compensation Committee considers the contribution to the Company’s financial and operational performance; employee engagement, retention and development; customer growth and retention; strong Company governance and compliance and short-term and long-term shareholder value. For 2024, the performance measures and weightings for the Executive Bonus Plan were as follows: Adjusted EBITDA 40%; Free Cash Flow 30%; Safety (“TRIR”) 10%, Company Strategic Objectives 10% and Individual Objectives 10%.

The Compensation Committee selected Adjusted EBITDA and Free Cash Flow as performance measures for 2024 to focus the Company’s management team on profitability and cash generation. TRIR was also selected as the critical measure for our safety performance. The Compensation Committee believes that our performance against these performance measures is critical to improving the Company’s overall financial and operational health and is a primary driver, over time, of the value of our Company. Additionally, the Compensation Committee established Company and Individual Objectives for our executives, which were determined to be important drivers of the short- and long-term success of the Company. In selecting these performance measures, setting the performance goals and awarding the corresponding incentive opportunities, the Compensation Committee considered the input of management, members of the Board and other Company stakeholders. The Committee, after reviewing the Company’s performance under the Executive Bonus Plan, has the authority to adjust amounts payable under the Executive Bonus Plan in its discretion.

The Compensation Committee established the following performance goals for the 2024 Executive Bonus Plan.

•Annual Adjusted EBITDA target of $63.1 million with threshold performance of $50.5 million and maximum performance of $88.3 million;
•Free Cash Flow target of $40 million with threshold performance of $32 million and maximum performance of $56 million.
•Safety performance target TRIR of 0.20 with threshold performance at 0.21 and maximum performance at 0.18; and
•Company Strategic Objectives were established for our senior executives as a group to focus our senior executives on key strategic priorities, including the improvement of our balance sheet and liquidity, reducing our cost structure and identifying strategic growth opportunities for the Company to enhance shareholder value.
•Additionally, Individual Objectives were established for each of our senior executives to accomplish specific objectives, including:

◦For Mr. Tucker – (i) continuing to strengthen the Company culture to optimize safety, quality and financial performance, (ii) recruiting or promoting leadership in key growth areas and (iii) improving profitability and efficiency.

◦For Mr. Haight – (i) improving overall liquidity; (ii) executing on an investor relations strategy; (iii) reducing corporate and SG&A costs; and (iii) transitioning to new software systems for greater efficiencies.

In evaluating the achievement of the 2024 performance goals, the Compensation Committee determined the following:

•The Company achieved an Adjusted EBITDA performance which exceeded the threshold level of performance but was below the target level of performance;

•The Company achieved a Free Cash Flow performance which exceeded the target level of performance at 173.3% of the target;

•The Company achieved safety performance of a 0.19 TRIR, which exceeded the target level of performance by 150% of target; and

•Each of Messrs. Tucker and Haight were determined to have met their Strategic Objectives at 150% of the target level of performance. The Compensation Committee noted that in 2024 the Company (i) continued to improve its capital structure; (ii) executed and sustained significant cost reductions again and (iii) continued to execute on various strategic growth opportunities.

Mr. Tucker was deemed to have met his Individual Objectives at 150% of the target level of performance. The Compensation Committee highlighted the continued progress made in 2024 toward strengthening the company culture through Mr. Tucker’s enactment of robust quality, health, safety and environmental initiatives and a global communications program resulting in improvements in key areas of focus for quality and safety, and improved cost management delivering a meaningful increase in 2024 Adjusted EBITDA performance. The Compensation Committee also recognized the continued progress made in leadership development and succession planning and noted the continued benefits of the monthly business performance review process that was implemented.

Mr. Haight was deemed to have met his Individual Objectives at 150% of the target level of performance. The Committee observed Mr. Haight’s oversight in managing and sustaining significant cost reduction initiatives and increasing liquidity through improvements in capital expenditure management and DSO and cash collections.

The actual annual bonus amounts earned by each of the Named Executive Officers in fiscal year 2024 can be found in the “2024 Summary Compensation Table” above.

Long-Term Incentive Compensation

Long-term compensation grants to our executive officers provide them with personal financial motivation and a stake in our long-term success. The Compensation Committee believes these awards also help us retain executives who are committed to achieving our corporate goals.

The Compensation Committee independently reviews market data, considers any management proposals, consults with outside experts as needed and makes its own determinations for the granting of any equity-based awards. In awarding long-term incentives, the Compensation Committee considers the level of responsibility, prior experience and achievement of individual performance criteria, as well as peer company comparisons and other factors which are described in the “Executive Compensation” section above. In addition, the Compensation Committee considers past grants of long-term incentive awards, as well as current equity holdings of our executives to ensure alignment with our shareholder interests.

Special Equity Awards Granted in 2023

In November 2023, to (i) more fully align our NEOs with our long-term, profitable growth strategy, (ii) incentivize and retain our NEOs to lead the execution of our long-term strategic plan and (iii) bind our NEOs together as a team, the Board approved a one-time, multi-year equity grant to each of our NEOs (the “Special Equity Awards”). The Board engaged in a thorough and comprehensive process over an approximately eight-month period to develop an appropriate long-term equity incentive program. The awards, comprised 30% of RSUs and 70% of PSUs, were intended to cover annual long-term equity awards for fiscal years 2023, 2024 and 2025.

The Board also sought to incentivize the executive leadership team to continue managing the business in order to generate the intended corresponding creation of stockholder value, aware that our NEOs who are critical to the execution of our strategy had equity ownership levels that were low or insufficiently retentive.

Set forth below is an outline of the terms of the Special Equity Awards granted to Messrs. Tucker, Haight and Bouchard on November 6, 2023:

Term	RSU	PSU
Vesting	RSUs vest ratably over three years following the date of grant, subject to continued service through each vesting date.
50% of earned PSUs vest and settle within 60 days of vesting, the remaining earned PSUs are payable on December 31, 2026 (subject to continued service through such date), or other later date if required to determine final trailing four quarter performance.

Treatment Upon Voluntary Termination by Executive	Unvested awards are forfeited.	All unsettled earned PSUs and all unearned PSUs are forfeited.
Treatment Upon Death/Disability	Vesting of unvested awards is accelerated.
Any earned PSUs immediately vest and are payable. Any unearned PSUs will continue to be eligible to be earned on a pro-rata basis (based on the time the executive was employed by the Company during the Performance Period) based on actual achieved performance payable upon determination of achievement of any Performance Goal.

Treatment Upon Termination by Company without Cause or by Executive with Good Reason	Vesting of unvested awards is accelerated.
Any earned PSUs immediately vest and are payable. Any unearned PSUs will continue to be eligible to be earned on a pro-rata basis (based on the time the executive was employed by the Company during the Performance Period) based on actual achieved performance payable upon determination of achievement of any Performance Goal.

Treatment Upon a CIC	Vesting of unvested awards is accelerated.
Any earned PSUs immediately vest and are payable upon a CIC. If, at the time of a CIC, there are any unearned PSUs, the unearned PSUs associated with the single next tier target will immediately vest and become payable upon a CIC. Any remaining unvested PSUs will be forfeited.

Recoupment	Awards subject to Company’s Clawback Policy.	Awards subject to Company’s Clawback Policy.

In establishing the performance targets for the PSUs, the Board set performance targets tied to the achievement of our objective of returning the Company to profitable growth and the creation of significant shareholder value beyond recent average long-term stock market growth of the Company. The performance targets provide significant challenge, incentives and upside opportunity to execute on the Company’s long-term profitable growth plan through the critical next phase of our growth. The performance metric is based on achievement of the trailing four-quarter Adjusted EBITDA during the performance period from September 1, 2023 through December 31, 2026.

Employment and Compensation Arrangements

None of the Named Executive Officers have employment agreements with the Company. However, certain Named Executive Officers are subject to other employment arrangements, as described below.

Chief Executive Officer Compensation Arrangement

On March 21, 2022, the Company entered into an offer letter with Mr. Tucker to serve as Interim Chief Executive Officer of the Company, effective March 21, 2022 (the “2022 Compensation Letter”). The Compensation Committee engaged WTW to provide market and peer compensation data and recommendations on the structure and amount of all elements of the compensation package for the Chief Executive Officer. Mr. Tucker was named our permanent Chief Executive Officer on November 22, 2022.

Under the terms of the 2022 Compensation Letter, Mr. Tucker’s base salary was $590,000. The terms of the 2022 Compensation Letter provided that following his tenure as our Interim Chief Executive Officer, Mr. Tucker could become the permanent Chief Executive Officer, return to his prior role as a President, or transition to a role of Chief Operating Officer or an equivalent role. In the event Mr. Tucker assumed one of the non-Chief Executive Officer roles, his annual base salary would have been no less than $480,000. Mr. Tucker accepted the role as our permanent Chief Executive Officer on November 22, 2022. Mr. Tucker is eligible for an annual incentive bonus of 100% of his annual base salary with a maximum payout of 200% of annual base salary, depending on the achievement of performance criteria established by the Compensation Committee. The 2022 Compensation Letter further provided that Mr. Tucker be granted a long-term incentive opportunity valued at approximately $680,000 that would vest on March 21, 2023, subject to applicable terms and conditions including Mr. Tucker’s continued employment with the Company, and consists of (i) a one-time RSU award with respect to 216,668 shares of the Company’s Common Stock, adjusted to 21,666 shares following the Company’s reverse stock split, which will only vest at 50% of the award in the event that Mr. Tucker no longer serves as the Company’s Interim or Permanent Chief Executive Officer prior to the date of vesting, and (ii) a one-time cash-incentive award valued at $325,000. The Company elected to issue a portion of the incentive award in cash to promote retention and to preserve available shares in the Equity Incentive Plan, given the historically low stock price at the time of the award.

In November 2023, the Company provided Mr. Tucker with a revised compensation letter (the “2023 Compensation Letter,” and, collectively with the 2022 Compensation Letter, the “Compensation Letters”). Under the terms of the 2023 Compensation Letter, effective October 1, 2023, Mr. Tucker’s annual base salary was increased to $750,000. Mr. Tucker is eligible for an annual incentive bonus of 100% of base salary (pro-rated during the 2023 calendar year based on the different base salary amounts in effect) with a maximum payout of 200% of annual base salary, depending on the achievement of performance criteria established by the Compensation Committee. Mr. Tucker was also granted a long-term equity award described above in “Special Equity Awards Granted in 2023”.

Chief Financial Officer Compensation Arrangement

On June 13, 2022, the Company entered into an offer letter with Mr. Haight to serve as Chief Financial Officer of the Company effective June 13, 2022. The Compensation Committee engaged WTW to provide market and peer compensation data and recommendations on the structure and amount of all elements of the compensation package for the Chief Financial Officer.

Under the terms of the offer letter, Mr. Haight’s base salary was set at $450,000. Mr. Haight also received a $25,000 sign-on bonus under the terms of the offer letter. Mr. Haight is eligible for an annual incentive bonus of 75% of his annual base salary with a current maximum payout of 150% of annual base salary, depending on the achievement of performance criteria established by the Compensation Committee. The offer letter further provides that Mr. Haight be granted a long-term incentive opportunity valued at approximately $450,000 and consists of (i) a one-time RSU award with respect to 261,628 shares of the Company’s Common Stock, adjusted to 26,162 shares following the Company’s reverse stock split, and (ii) a one-time cash-incentive award valued at $225,000 both vesting ratably over three years, subject to applicable terms and conditions including Mr. Haight’s continued employment with the Company. The Company elected to issue a portion of the incentive award in cash to promote retention and to preserve available shares in the Equity Incentive Plan, given the historically low stock price at the time of the award. Mr. Haight’s offer letter provides for certain severance benefits upon a termination of employment. Please see section entitled “Additional Narrative Disclosure – Potential Payments Upon Termination or a Change in Control” below for more details regarding the severance benefits Mr. Haight is entitled to receive.

Retirement Plans

We offer a defined contribution, or 401(k), plan to all of our employees based in the United States, including the Named Executive Officers. During 2024, we provided an employer match of 50% of the first 6% of the employee’s contribution.

Perquisites and Benefits

Our executive officers are eligible to participate in our broad-based medical, dental, vision, life and accidental death insurance programs. In 2024, our NEO’s did not receive any perquisites not available to other U.S. based employees of the Company.

Outstanding Equity Awards at 2024 Year-End

The following table summarizes the equity awards we have made to our Named Executive Officers which are outstanding as of December 31, 2024. None of the Named Executive Officers have options outstanding.

	STOCK AWARDS
	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#) (3)	Market Value of Shares or Units of Stock That Have Not Vested ($) (4)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#) (3)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (4)
Name
Keith D. Tucker	11/6/2023(1)	56,109	$711,462	—	$—
	11/6/2023(2)	—	$—	196,384	$2,490,149

Nelson M. Haight	6/21/2022(1)	8,720	$110,570	—	$—
	11/6/2023(1)	37,406	$474,308	—	$—
	11/6/2023(2)	—	$—	130,922	$1,660,091

André C. Bouchard	11/15/2022(1)	8,720	$110,570	—	$—
	11/6/2023(1)	33,665	$426,872	—	$—
	11/6/2023(2)	—	$—	117,830	$1,494,084

(1)Represents RSUs that are subject to the applicable NEO’s continued employment through each applicable vesting date and will vest in equal one-third increments on the first three anniversaries of the date of grant.
(2)Represents PSUs granted on November 6, 2023 based on the achievement of the highest level of performance conditions. Actual amounts earned, if any, will be based on achievement of the applicable performance metrics over the measurement period.
(3)Represents RSUs and PSUs (as applicable) outstanding as of year-end 2024.
(4)The amounts in this column were calculated by multiplying the number of RSUs or PSUs (as applicable) held by our NEOs by $12.68, the closing price of our Common Stock on the New York Stock Exchange on December 31, 2024.

Additional Narrative Disclosure

Potential Payments Upon Termination or a Change in Control

Pursuant to Mr. Tucker’s Compensation Letters, Mr. Tucker is eligible to participate in the Executive Severance Policy (as defined below), which includes customary non-compete and release requirements.

Mr. Haight’s offer letter provides that he is eligible to participate in the Executive Severance Policy and entitled to receive continued salary for 12 months (except that for a period of one year from his start date Mr. Haight would be entitled to receive continued salary for 15 months under such circumstances). In April 2024, the Compensation Committee elected to align Mr. Haight’s severance benefits with Mr. Bouchard’s severance benefits and increased the severance benefits Mr. Haight would receive in the event of an (i) involuntary termination by the Company without cause and (ii) employee voluntary termination for good reason, as more fully described below. In case such involuntary termination without cause or voluntary termination with good reason occurs within 90 days prior or within 360 days after a change of control, Mr. Haight would be entitled to a single lump sum payment equal to 30 months of annual base salary plus an amount equal to the higher of the most recent paid bonus or the average bonus paid for the prior three years.

In connection with the Company’s financing, on February 9, 2022, the Board approved an amendment to the Corporate Executive Officer Compensation and Benefits Continuation Policy, as amended (the “Executive Severance Policy”), to provide that the Company’s financing would not constitute a change in control for purposes of the Executive Severance Policy and to amend the definition of change in control, consistent with the Equity Incentive Plan. As a condition of the Company’s financing, the participants in the Executive Severance Policy, which include the NEOs, executed a consent waiving any change in control entitlement in connection with the Company’s financing for purposes of the Executive Severance Policy and agreeing to the modification in the change in control definition in exchange for the Company’s agreement to refrain from further modifications to the Executive Severance Policy with respect to those participants.

The Executive Severance Policy provides generally that upon (i) involuntary termination by the Company without cause and (ii) employee voluntary termination for good reason, the terminated executive would receive:

a.a continued salary for a stated period (18 months for Mr. Tucker and 15 months for Messrs. Bouchard and Haight), a portion of which may be paid in a single lump sum if necessary to satisfy exception requirements of Section 409A of the Code;
b.a single lump sum payment ($19,000 for Mr. Tucker and $15,500 for Messrs. Bouchard and Haight) to compensate the executives for health and welfare benefits; and
c.access to outplacement assistance paid by the Company for six months.

In exchange for such benefits, the executive must enter into a general release agreement and one-year non-competition agreement with the Company. If the employee breaches the non-competition agreement prior to its expiration, the Company has the right to suspend all subsequent severance payments and to seek restitution for payments already made.

Severance benefits are also triggered when an involuntary termination without cause or voluntary termination for good reason occurs within 90 days before or within 360 days after a change of control. In such event, the terminated executive would generally receive:

a.a supplemental single lump-sum salary payment equivalent to 36 months for Mr. Tucker and 30 months for Messrs. Bouchard and Haight, payable on the 91st day following termination;
b.a supplemental single lump-sum compensation payment representing annual bonus opportunities, calculated as the higher of the most recent year’s paid bonus or the average bonus paid for the last three years (three times annual bonus opportunity for Mr. Tucker and two and one-half times annual bonus opportunity for Messrs. Bouchard and Haight);
c.a single lump-sum payment ($66,000 for Mr. Tucker and $55,000 for Messrs. Bouchard and Haight) to compensate the executives for health and welfare benefits payable on the 91st day following termination; and
d.access to outplacement assistance paid by the Company for six months.

These enhanced severance benefits are generally payable 91 days after termination from employment and are only available where both a change in control and an involuntary separation without cause or a voluntary separation for good reason occur. In exchange for such benefits, the executive must enter into a general release and six-month non-competition agreement with the Company.

For purposes of the Executive Severance Policy, the following definitions apply:

A “change in control” has the same meaning as set forth in the Equity Incentive Plan and generally means the first to occur of any of the following events:

a.any person is or becomes the beneficial owner, directly or indirectly, of 50% or more of the combined voting power of the Company or 90% or more of the Company’s operating assets, other than in certain limited transactions; or
b.except for certain transactions, the consummation of a merger, consolidation, or other reorganization of the Company.

A “voluntary separation for good reason” means the termination of employment by the executive upon the occurrence of any of the following events without the consent of the executive:

a.a material diminution in the base compensation of the executive;
b.a material change in geographic work location for an executive to a location more than 50 miles from the executive’s current work location; or
c.a material diminution in the executive’s authorities, duties or responsibilities, and position within the leadership team; provided, however, that a “voluntary separation for good reason” shall not be considered to occur solely because an executive’s authorities, duties or responsibilities, and position are reallocated to other senior executives based on a good faith determination by the Board that such reallocation is necessary in order for the Company to adequately address material growth and/or expansion of the business.

An “involuntary termination of employment without cause” means a termination from employment that is not the result of:

a.a good faith determination by the Board that the executive knowingly committed material acts involving fraud, dishonesty or violations of criminal or other statutes; or
b.a good faith determination by the Board that the executive knowingly violated the Company’s Code of Business Conduct and Ethics.

The Board administers the Executive Severance Policy consistent with Section 409A of the Code and makes the final good faith determination on whether or not an involuntary termination is for cause or without cause; whether or not a voluntary termination is for good reason; and whether or not a change of control event has occurred and is objectively determinable.

PAY VERSUS PERFORMANCE

The following table shows the total compensation for our NEOs for the past three fiscal years as set forth in the Summary Compensation Table, the “compensation actually paid” to our Chief Executive Officer and on an average basis, our other NEOs, in each case, as determined under SEC rules.

	Summary		Average Summary		Average Compensation		Value of Initial
	Compensation	Compensation	Compensation		Actually Paid To		Fixed $100
	Table Total for	Actually Paid	Table Total for		Non-PEO		Investment Based On:
Year	PEO (1)	to PEO (1)(2)	Non-PEO NEOs (3)		NEOs (3)(2)		Total Shareholder Return (4)	Net Income (5)
2024	$1,659,741	$3,520,399	$765,646	(6)	$2,039,256	(6)	$115.27	$(38,266)
2023	$3,606,768	$3,174,062	$2,171,817	(6)	$1,915,459	(6)	$6.06	$(75,722)
2022	$3,197,739	$2,909,711	$932,621		$861,259		$4.82	$70,079

(1) The names of the Principal Executive Officers of the Company (each, a “PEO”) reflected in these columns for each applicable fiscal year are as follows: (i) for fiscal year 2024 and 2023, Mr. Tucker and (ii) for fiscal year 2022, Mr. Tucker and Amerino Gatti.

(2) In calculating the “compensation actually paid” amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values, such as assumed volatility and risk-free rate differ from those used at the time of grant due to the fluctuation in the stock price and the corresponding Monte Carlo Value simulations valued as of the corresponding dates in accordance with Item 402(v) of Regulation S-K.

(3) The names of each of the non-PEO NEOs reflected in these columns for each applicable fiscal year are as follows: (i) for fiscal year 2024 and 2023, Mr. Haight and Mr. Bouchard and (ii) for fiscal year 2022, Mr. Haight, Mr. Bouchard and Robert Young.

(4) The Company TSR reflected in this column for each applicable fiscal year is calculated based on a fixed investment of $100 at the applicable measurement point on the same cumulative basis as is used in Item 201(e) of Regulation S-K, which is the three-year trading period ending on the last day of each year listed in the table.

(5) Represents the amount of net income (loss) reflected in the Company’s audited GAAP financial statements for each applicable fiscal year. For fiscal year 2022, net income includes a gain on the sale of the Company’s Quest business of $203,351.

(6) For fiscal year 2024, the “compensation actually paid” to the PEO and the “average compensation actually paid” to the non-PEO NEOs reflect each of the following adjustments made to the total compensation amounts reported in the Summary Compensation Table for fiscal year 2024, computed in accordance with Item 402(v) of Regulation S-K.

	PEO	Average Non-PEO NEOs
Total Compensation Reported in 2024 Summary Compensation Table	$1,659,741	$765,646
Less: Grant Date Fair Value of Stock & Option Awards Reported in the 2024 Summary Compensation Table	—	—
Plus: Year-End Fair Value of Awards Granted in 2024 that are Outstanding and Unvested	—	—
Plus: Change in Fair Value of Awards Granted in Prior Years that are Outstanding and Unvested (From Prior Year-End to Year-End)	1,535,157	1,025,280
Plus: Vesting Date Fair Value of Awards Granted in 2024 that Vested in 2024	—	—
Plus: Change in Fair Value of Awards Granted in Prior Years that Vested in 2024 (From Prior Year-End to Vesting Date)	325,501	248,330
Less: Prior Year-End Fair Value of Awards Granted in Prior Years that Failed to Vest in 2024	—	—
Plus: Dollar Value of Dividends or other Earnings Paid on Stock & Option Awards in 2024 prior to Vesting (if not reflected in the fair value of such award or included in Total Compensation for 2024)	—	—
Total Adjustments	$1,860,658	$1,273,610

Compensation Actually Paid for Fiscal Year 2024	$3,520,399	$2,039,256

Pay versus Performance Comparative Disclosure

Compensation Actually Paid and Company TSR

The amount of “compensation actually paid” to our PEOs and the “average compensation actually paid” to our other NEOs is generally aligned with the Company’s cumulative TSR over the three years presented in the table when taking into consideration that the TSR calculations for 2023 and 2022 include the 2021 year when the Company’s stock price reduced by approximately 90%. The alignment of “compensation actually paid” with the Company’s TSR over the period is due to the fact that a significant portion of the “compensation actually paid” to our PEO and other NEOs is comprised of equity awards. For example, in November 2023, our Chief Executive Officer Mr. Tucker and our other NEOs (Messrs. Haight and Bouchard) were granted awards comprised 30% of RSUs and 70% of PSUs that were intended to cover annual long-term equity awards for fiscal years 2023, 2024 and 2025 and which comprise a significant portion of total compensation paid to them. TSR continued to increase in 2024 compared to 2023 and 2022, and the Company continued to make financial improvements in 2024 as described in “Annual Performance Based Incentives Paid in Cash”.

Compensation Actually Paid and Net Income

While the Company does not use net income as a performance measure in its overall executive compensation programs, the measure of net income is generally correlated with the measure of Adjusted EBITDA, which comprises a significant portion of the performance goals for the Company’s Annual Executive Bonus Plan and equity awards in the form of PSUs. The changes in our “compensation actually paid” to our PEOs and the “average compensation actually paid” to our other NEOs were generally aligned with changes in our net income between 2022, 2023 and 2024 after factoring in that the equity grant made in 2023 was for a three-year period.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2024, with respect to our equity compensation plans previously approved by our shareholders and equity compensation plans not previously approved by our shareholders.

	Equity Compensation Plans
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3)
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	589,832	NA	17,212
Equity compensation plans not approved by shareholders	—	—	—
Total	589,832	NA	17,212

(1)This column reflects all shares of common stock subject to outstanding RSUs and PSUs issuable at the highest performance level, granted under the Equity Incentive Plan.
(2)There are no outstanding options, warrants or rights.
(3)Represents amounts available to grant as of December 31, 2024 under the Equity Incentive Plan approved by shareholders in May 2018 and amended and approved by our shareholders in May 2021, which replaced our previous equity compensation plans.

HOLDINGS OF MAJOR SHAREHOLDERS, OFFICERS AND DIRECTORS

The following table sets forth certain information regarding the beneficial ownership of our Common Stock (our only class of voting securities) as of April 7, 2025 for (a) each person known by us to be the beneficial owner of more than 5% of the outstanding Common Stock, (b) each director or nominee for director, (c) the Named Executive Officers and (d) all senior executive officers and directors as a group. Unless otherwise indicated, the address of each person named below is the address of the Company at 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Outstanding Common Stock
Keith D. Tucker	36,065	(2)	*
Nelson M. Haight	24,989	(3)	*
André C. Bouchard	32,134	(4)	*
Michael J. Caliel	68,581		1.5%
Jeffery G. Davis	10,849		*
Anthony R. Horton	5,082		*
Evan S. Lederman	7,528		*
J. Michael Anderson	3,000		*
Edward J. Stenger	9,890		*
Pamela J. McGinnis	—		*
All current directors, nominees and executive officers as a group (9 persons)	165,984	(5)	3.7%
APSC Holdco II, L.P.	500,000	(6)	11.1%
Corre Opportunities Qualified Master Fund, LP	1,296,009	(7)(8)	28.8%
Corre Horizon Fund, LP	366,034	(7)(9)	8.1%
Corre Horizon II Fund, LP	397,477	(7)(10)	8.8%
Barclays PLC	250,049	(11)	5.6%
______________
 * Less than 1% of outstanding Common Stock.

1.The information as to beneficial ownership of Common Stock has been furnished, respectively, by the persons and entities listed, except as indicated below. Each individual or entity has sole power to vote and dispose of all shares listed opposite his, her or its name except as indicated below.
2.Includes approximately 815 shares indirectly held through a Company stock fund in the 401(k) plan. Excludes 56,109 shares underlying unvested RSUs which will vest one-half on November 6, 2025 and 2026, unless earlier terminated.
3.Excludes 8,720 shares underlying unvested RSUs which vest on June 21, 2025 and 37,406 shares underlying RSUs which will vest one-half on November 6, 2025 and 2026, each unless earlier terminated.
4.Mr. Bouchard resigned as Executive Vice President, Administration, Chief Legal Officer and Secretary effective January 18, 2025. Beneficial ownership information is based on information contained in the last Form 4 filed by Mr. Bouchard with the SEC prior to January 18, 2025, and additional information provided by Mr. Bouchard, adjusted to give effect to subsequent transactions of which we are aware in connection with employment-related equity awards. Excludes 8,720 shares underlying unvested restricted stock units which vest on November 15, 2025 pursuant to a continued vesting approved by the Compensation Committee.
5.Includes 815 shares held in an employee benefit plan.
6.The number of shares consists solely of shares issuable upon exercise of that certain Second Amended and Restated Warrant No. 1 (the “Second A&R AP Warrant”). Pursuant to the terms of the Second A&R AP Warrant, the holder is not permitted to exercise such warrant to the extent that such exercise would result in the holder and its affiliates and any other persons or entities whose beneficial ownership of our Common Stock would be aggregated with such holder for purposes of Section 13(d) of the Exchange Act, beneficially owning more than 19.99% of the number of shares of our Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of such warrants. For purposes of the 19.99% beneficial ownership exercise restriction, beneficial ownership is determined in accordance with Section 13(d) of the Exchange Act and the rules and regulation promulgated thereunder. The business address of APSC Holdco II, L.P. is c/o Iron Park Capital Partners L.P., 535 Madison Avenue, 31st Floor, New York, NY 10022. Atlantic Park Strategic Capital Parallel Master Fund, L.P. is the sole beneficial owner of APSC Holdco II, L.P. Pursuant to an Investment Management Agreement, Atlantic Park Strategic Capital Parallel Master Fund, L.P. has delegated its voting and dispositive power over its direct and indirect investments to Iron Park Capital Partners, LP and GASC APF, L.P. and appointed each of them to jointly act as investment advisers. Each of APSC Holdco II, L.P., Atlantic Park Strategic Capital Parallel Master Fund, L.P., Iron Park Capital Partners, LP and GASC APF, L.P. may be deemed to beneficially own the shares of our Common Stock beneficially owned by APSC Holdco II, L.P.
7.Based on information provided in the Amendment No. 8 to Schedule 13D filed with the SEC on March 26, 2024 by Corre Partners Management, LLC (the “Investment Advisor”), 12 East 49th Street, 40th Floor, New York, NY 10017 and in the Forms 4 of the Investment Advisor filed on April 1, 2024, May 23, 2024, June 5, 2024 and June 17, 2024. According to such Schedule

13D, Corre Opportunities Qualified Master Fund, LP (“Corre Qualified Fund”) has shared voting power and shared dispositive power with respect to 1,016,118 shares; Corre Horizon Fund, LP (“Corre Horizon”) has shared voting power and shared dispositive power with respect to 249,942 shares; Corre Horizon II Fund, LP (“Corre Horizon II” and together with Corre Qualified Fund and Corre Horizon, the “Funds”) has shared voting power and shared dispositive power with respect to 263,450 shares; Corre Partners Advisors, LLC (the “General Partner”) has shared voting power and shared dispositive power with respect to 1,529,510 shares; the Investment Advisor has shared voting power and shared dispositive power with respect to 1,529,510 shares; John Barrett has shared voting power and shared dispositive power with respect to 1,529,510 shares; and Eric Soderlund has shared voting power and shared dispositive power with respect to 1,529,510 shares. The General Partner serves as the general partner to the Funds, the Investment Advisor has been delegated investment authority over the assets of the Funds by the General Partner. According to such Schedule 13D: (i) Corre Opportunities Fund may be deemed to be the beneficial owner of 1,016,118 shares of Common Stock, (ii) Corre Horizon may be deemed to be the beneficial owner of 249,942 shares of Common Stock, (iii) Corre Horizon II may be deemed to be the beneficial owner of 263,450 shares of Common Stock, and (iv) each of the General Partner, the Investment Adviser, Mr. Barrett and Mr. Soderlund may be deemed to be the beneficial owner of 1,529,510 shares of Common Stock. According to such Forms 4, between March 28, 2024 and June 14, 2024, Corre Qualified Fund directly acquired an additional 24,833 shares and Corre Horizon II directly acquired an additional 5,177 shares. The business address of the Funds is c/o Corre Partners Management, LLC, 12 East 49th Street, 40th Floor, New York, New York 10017. Each of (i) the General Partner, which serves as the general partner of the Funds, (ii) the Investment Advisor, which has been delegated investment authority over the assets of the Funds by the General Partner, (iii) Mr. John Barrett, who serves as a managing member of the General Partner and the Investment Adviser, and (iv) Mr. Eric Soderlund, who serves as a managing member of the General Partner and the Investment Adviser, has shared power to vote or direct the vote, and shared power to dispose or direct the disposition of, the shares of Common Stock beneficially owned or to be owned by the Funds.
8.The number of shares includes 255,058 shares of common stock issuable upon exercise of that certain Warrant No. 2. Pursuant to the terms of Warrant No. 2, the holder is not permitted to exercise such warrant to the extent that such exercise would result in the holder and its affiliates and any other persons or entities whose beneficial ownership of our Common Stock would be aggregated with such holder for purposes of Section 13(d) of the Exchange Act, beneficially owning more than 9.99% of the number of shares of our Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of such warrants. For purposes of the 9.99% beneficial ownership exercise restriction, beneficial ownership is determined in accordance with Section 13(d) of the Exchange Act and the rules and regulation promulgated thereunder.
9.The number of shares includes 116,092 shares of common stock issuable upon exercise of that certain Warrant No. 3. Pursuant to the terms of Warrant No. 3, the holder is not permitted to exercise such warrant to the extent that such exercise would result in the holder and its affiliates and any other persons or entities whose beneficial ownership of our Common Stock would be aggregated with such holder for purposes of Section 13(d) of the Exchange Act, beneficially owning more than 9.99% of the number of shares of our Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of such warrants. For purposes of the 9.99% beneficial ownership exercise restriction, beneficial ownership is determined in accordance with Section 13(d) of the Exchange Act and the rules and regulation promulgated thereunder.
10.The number of shares includes 128,850 shares of common stock issuable upon exercise of that certain Warrant No. 4. Pursuant to the terms of Warrant No. 4, the holder is not permitted to exercise such warrant to the extent that such exercise would result in the holder and its affiliates and any other persons or entities whose beneficial ownership of our Common Stock would be aggregated with such holder for purposes of Section 13(d) of the Exchange Act, beneficially owning more than 9.99% of the number of shares of our Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of such warrants. For purposes of the 9.99% beneficial ownership exercise restriction, beneficial ownership is determined in accordance with Section 13(d) of the Exchange Act and the rules and regulation promulgated thereunder.
11.Based on information provided in the Amendment No. 1 to Schedule 13G filed with the SEC on March 21, 2025 by Barclays PLC, the business address of Barclays PLC is 1 Churchill Place, London, E14 5HP, England.

We do not know of any arrangement that may at a subsequent date result in a change of control of the Company.

TRANSACTIONS WITH RELATED PERSONS

The Board has adopted a written Related Party Transaction Policy in order to ensure that any related party transactions are properly reviewed, approved by the Audit Committee, and fully disclosed in accordance with the rules and regulations of the SEC and the NYSE. All related party transactions, including transactions between us and any executive officer, director, director nominee or more than 5% shareholder of the Company, or any of their immediate family members, where the amount exceeds $120,000 and in which such related person has a direct or indirect material interest, must be approved by our Audit Committee.

Under the policy, any related party (or if the related party is an immediate family member of an executive officer or director, such executive officer or director) must notify the Company’s Chief Legal Officer in writing of facts and circumstances of any proposed transaction with a related person. Any member of the Audit Committee who has an interest in a transaction under review must abstain from voting on the approval of the transaction. The Audit Committee may approve the related party transaction only if the Audit Committee determines in good faith that the transaction is not inconsistent with the interests of the Company and its shareholders. The Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the related party in connection with the approval of the related party transaction.

Related party transactions must also comply with our existing policies and procedures, including the Code of Business Conduct and Ethics and Corporate Governance Principles.

AUDIT COMMITTEE REPORT
Committee Purpose and Evaluation. The primary purpose of the Audit Committee is to monitor (a) the integrity of the Company’s financial statements; (b) compliance by the Company with legal and regulatory requirements; (c) the registered public accounting firm’s (independent auditor’s) qualifications and independence; (d) the performance of the Company’s independent auditor and internal audit function; and (e) the Company’s systems of disclosure controls and procedures, internal controls over financial reporting, and compliance with ethical standards adopted by the Company. The Audit Committee is solely responsible for the appointment and compensation of Team’s independent registered public accounting firm. The Board has adopted a written charter for the Audit Committee, a copy of which is posted on our website at www.teaminc.com on the “Investors” page under “Corporate Governance.”

Audit Committee Engagement. The Audit Committee discusses the overall scope and plans for their respective audits with our internal auditors and KPMG. The Audit Committee meets regularly with the internal auditors and KPMG, with and without representatives of management, to discuss the results of their examinations, the evaluations of Team’s internal controls and the overall quality of its accounting principles.

Committee Composition. The Audit Committee consists of the three members of our Board identified below. Our Board has determined that each Audit Committee member is independent and satisfies the requirements of financial literacy and other qualifications under applicable law and the regulations of the SEC and NYSE. In addition, our Board has determined that Messrs. Horton and Stenger, as defined by SEC rules, are both audit committee financial experts.

Required Communications with KPMG. The Audit Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence and has discussed KPMG’s independence from Team and its management with KPMG. As stated below in Information on Independent Public Accountants, the Audit Committee annually approves all audit services, permissible non-audit services and related fees conducted by our independent auditor and has concluded that the provision of any services to the Company by KPMG did not impact KPMG’s independence in the conduct of their auditing functions.

Committee Oversight of Financial Statements. The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2024 with senior management and has discussed with KPMG LLP, the independent auditors for Team, the matters required to be discussed with the committee under applicable standards of the SEC and Public Company Accounting Oversight Board (United States), including Auditing Standard No. 1301, “Communications with Audit Committees” and the SEC. In general, these auditing standards require the independent registered public accounting firm to communicate to the Audit Committee certain matters that are incidental to the audit, such as any initiation of, or changes to, significant accounting policies, management judgments, accounting estimates and audit adjustments; disagreements with management; the independent registered public accounting firm’s judgment about the quality of our accounting principles; significant audit risks identified and any changes from planned audit strategy; the use of specialists on the audit team; and issues for which the independent registered public accounting firm have consulted outside the engagement team.

Committee Oversight and Assessment of KPMG. In connection with the evaluation, appointment and retention of the independent registered public accounting firm, each year the Audit Committee reviews and evaluates the qualifications, performance and independence of the registered public accounting firm and lead partner, including consideration of input from management. In doing so, the Audit Committee considers various factors including, but not limited to: the quality of services provided; technical expertise and knowledge of the industry and the Company’s business and operations; effective communication; objectivity; independence; cost effectiveness and the potential impact of changing the independent registered public accounting firm.

In performing all of these functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of Team’s management and KPMG which, in its report, expresses an opinion on whether or not Team’s annual financial statements conform, in all material respects, with accounting principles generally accepted in the United States. In reliance on the opinions and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC.

Audit Committee
Edward J. Stenger, Chairman
Anthony R. Horton
Evan S. Lederman

INFORMATION ON INDEPENDENT PUBLIC ACCOUNTANTS
A representative of KPMG is expected to attend the Annual Meeting with the opportunity to make a statement if such representative desires to do so and to respond to appropriate questions presented at the meeting.
Principal Accountant Fees and Services
The following table sets forth the fees billed by KPMG for the years ended December 31, 2024 and 2023:

	2024	2023
Audit Fees	$1,379,000	$1,386,900
Audit-Related Fees	—	—
Tax Fees	50,261	24,700
All Other Fees	—	—
Total	$1,429,261	$1,411,600
The Audit Committee’s charter provides for review and pre-approval by the Audit Committee of all audit services, permissible non-audit services and related fees conducted by our independent auditor. The Audit Committee meets annually to approve audit and tax fees for the ensuing year. The Audit Committee has authorized the Chairman of the Audit Committee to engage KPMG on non-audit matters not exceeding $100,000; provided that KPMG is more efficient or uniquely qualified to perform the work for which it is engaged and that such engagement is reported to the full Audit Committee in a timely manner. All of the fees and services described above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” were approved by the Audit Committee and the Audit Committee concluded that the provision of such services by KPMG did not impact KPMG’s independence in the conduct of their auditing functions.
Under its charter, the Audit Committee has the duty and responsibility for ensuring the rotation of audit partners as required by law as well as periodically evaluating whether to rotate our independent auditors.
ANNUAL REPORT ON FORM 10-K

The Company will send, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2024, including the consolidated financial statements, as filed with the SEC, to any person whose proxy is being solicited, upon written request to Team, Inc., Attention: James C. Webster, Corporate Secretary, 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478. You also may access this proxy statement and our 2024 Annual Report on our website at www.teaminc.com under the “Investors” page.

DELIVERY OF PROXY MATERIALS TO SHAREHOLDERS SHARING AN ADDRESS

To reduce the expenses of delivering duplicate proxy materials and to help the environment by conserving natural resources, we may take advantage of the SEC’s “householding” rules that permit us to deliver only one set of proxy materials to shareholders who share an address, unless otherwise requested. If you share an address with another shareholder and have received only one set of proxy materials, you may request a separate copy of these materials at no cost to you by contacting us at Team, Inc., Attention: James C. Webster, Corporate Secretary, 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478 or (281) 331-6154. For future annual meetings, you may request separate voting materials, or request that we send only one set of proxy materials to you if you are receiving multiple copies, by calling or writing to us at the phone number and address given above.

SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Proxy Statement Proposals-A shareholder who wishes to present a proposal for inclusion in next year’s proxy statement pursuant to Rule 14a-8 under the Exchange Act must deliver the proposal to our principal executive offices no later than the close of business on December 30, 2025. Submissions should comply with the requirements of Rule 14a-8. Submissions of shareholder proposals received after that date will be considered untimely for inclusion in the Proxy Statement and form of proxy for our 2026 Annual Meeting. Shareholder proposals submitted other than in accordance with Rule 14a-8 are considered untimely, and management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the 2026 Annual Meeting, without any discussion in the Proxy Statement.

Other Proposals and Nominations-Our Bylaws govern the submission of nominations for director or other business proposals that a shareholder wishes to have considered at a meeting of shareholders, but which are not included in our proxy statement for that meeting. Our Bylaws require that a shareholder’s proposal, to be considered timely noticed, must be received by the Corporate Secretary at the principal executive offices of the Company not less than 90 days nor more than 120 days before the one-year anniversary of the date that the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting. As a result, proposals submitted for our 2026 Annual Meeting in accordance with the provisions of our Bylaws must be received no earlier than December 30, 2025, and no later than the close of business on January 29, 2026, and must otherwise comply with the requirements of our Bylaws. However, if the date of our 2026 Annual Meeting has been changed by more than 30 days from the date of our 2025 Annual Meeting, then a shareholder’s proposal, in order to be considered timely, must be received by the Corporate Secretary not later than the later of the close of business on the 60th day prior to our 2026 Annual Meeting or the tenth day following the day on which notice of the date of our 2026 Annual Meeting was mailed or public disclosure of such date was made.

As set forth in our Bylaws, such shareholder’s notice shall set forth: (A) as to each person whom the shareholder proposes to nominate for election as a director, (1) all information as may be required by the Company pursuant to any policy of the Company governing the selection of directors; and (2) such person’s written consent to being named as a nominee and to serving as a director if elected; and (3) information as to any material relationships, including financial transactions and compensation, between the shareholder and the proposed nominee(s); and (B) as to any business the shareholder proposes to bring before the meeting, (1) a brief description of such business; (2) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment); (3) the reasons for conducting such business at the meeting; and (4) any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal or nomination is made; and (C) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal or nomination is made, (1) the name and address of such shareholder, as they appear on the Company’s books, and of such beneficial owner; (2) the class and number of shares of the Company that are owned beneficially and held of record by such shareholder and such beneficial owner; (3) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and (4) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding shares of capital stock required to approve or adopt the proposal or elect the nominee; and/or (y) otherwise to solicit proxies from shareholders in support of such proposal or nomination; and (5) a disclosure of all ownership interests, including derivatives, hedged positions and other economic and voting interests.

These advance notice provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

A proxy granted by a shareholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

All notices of proposals, whether or not to be included in our proxy materials, should be sent to our principal executive offices at Team, Inc., Attention: James C. Webster, Corporate Secretary, 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478.

You should rely only on the information contained (or incorporated by reference) in this Proxy Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated April 29, 2025. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this Proxy Statement).

Our Annual Report is being mailed together with this Proxy Statement and is available at our website at www.teaminc.com, under the “Investors” page in accordance with the SEC’s “notice and access” regulations. The Annual Report does not constitute any part of the proxy solicitation material.

OTHER BUSINESS

Management does not intend to bring any business before the Annual Meeting other than the matters referred to in the Notice of Annual Meeting of Shareholders and at this date has not been informed of any matters that may be presented at the Annual Meeting by others. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the enclosed proxy will vote, pursuant to the proxy, in accordance with their best judgment on such matters.

James C. Webster
Corporate Secretary
April 29, 2025

Your vote matters - here’s how to vote! You may vote online or by phone instead of mailing this card.
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Annual Meeting Proxy Card
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF NOMINEES AND “FOR” PROPOSALS 2,3 and 4.

1. Election of two (2) nominees named in the Proxy Statement as Class III directors:
	For	Withhold				For	Withhold
01 - J. Michael Anderson	☐	☐	02 - Jeffrey G. Davis			☐	☐

			For	Against	Abstain			For	Against	Abstain
2. Advisory vote on Named Executive Officer compensation.			☐	☐	☐	3. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.		☐	☐	☐

4. Approval of an amendment to Article VII, Section 5 of the Company’s Amended and Restated Certificate of Incorporation relating to removal of directors for cause.			☐	☐	☐

03SOXC

2025 Annual Meeting of Team, Inc. Shareholders
June 18, 2025 at 9:00 a.m. Central Time
Offices of TEAM, Inc. located at 13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478

IMPORTANT ANNUAL MEETING INFORMATION
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JUNE 18, 2025 ANNUAL MEETING OF SHAREHOLDERS. THE COMPANY’S PROXY STATEMENT AND FORM 10-K ARE AVAILABLE AT:
www.investorvote.com/TISI

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IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

REVOCABLE PROXY — TEAM, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS - JUNE 18, 2025
The undersigned hereby appoints James C. Webster and Matthew Acosta, or any persons then-serving in the role of Secretary or Chief Accounting Officer of the Company, with full power of substitution and ratification, attorney and proxy of the undersigned to vote all shares of Team, Inc. which the undersigned is entitled to vote at Team, Inc.’s 2025 Annual Meeting of Shareholders which will be held on June 18, 2025 at 9:00 a.m. (Central Time), at the offices of TEAM, Inc. located at 13131 Dairy Ashford, Suite 600, Sugar Land, Texas 77478.
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign your name exactly as it appears on this proxy. When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

C	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.	Mark here if you no longer wish to receive paper annual meeting materials and instead view them online.	☐	Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.	☐

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF TEAM, INC.

Team, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on November 29, 2011 (as amended from time to time, the “Certificate of Incorporation”).

2.The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

3.Article VII, Section 5 of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

5. Removal. Except as otherwise required by law, a director of the Corporation may be removed only for cause, as determined by the affirmative vote of the holders of at least a majority of the shares then entitled to vote in an election of directors, voting as a single class, and which vote may only be taken at a meeting of stockholders (and not by written consent), the notice of which meeting expressly states such purpose.

4. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Nelson M. Haight, its Chief Financial Officer, this [●] day of [●], 2025.

By:
Name:
Title:
A-1